UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06669

Name of Fund:	BlackRock Capital Appreciation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

 (a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock Infrastructure Sustainable Opportunities Fund

•	BlackRock Mid-Cap Growth Equity Portfolio

•	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.33%	2.92%
U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)
International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06
Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Growth Index. For the same period, all of the Fund’s share classes outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the communication services, information technology and energy sectors. Within communication services, overweight positioning in interactive media and services, specifically Match Group, Inc., detracted the most from performance. Within information technology, an underweight position in Apple, Inc. detracted the most from performance. Lastly, within energy, an off-benchmark position in EQT Corp. and an overweight position in Cheniere Energy, Inc. within the oil, gas and consumable fuels sub-sector detracted from relative performance.

The largest contributors to the Fund’s relative performance were security selection in the consumer discretionary and industrials sectors, along with positioning in real estate. Within consumer discretionary, overweight positioning in the hotels, restaurants and leisure sub-sector contributed to performance, most notably positions in Chipotle Mexican Grill, Inc. and Evolution AB. An overweight to TransDigm Group, Inc. led positive contributions within industrials. Lastly, an underweight allocation to the real estate sector proved additive.

Describe recent portfolio activity.

During the period, exposure to information technology increased with an allocation to the technology hardware, storage and peripherals industry. Exposure to the industrials sector increased as well. Conversely, exposure to energy decreased the most as the allocation to oil, gas and consumable fuels was reduced. Exposure to the materials sector decreased as well. The Fund’s cash position slightly decreased as well during the period.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the financials sector, followed by consumer discretionary and healthcare. Conversely, the consumer staples sector was the largest underweight, followed by industrials and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2023 (continued)	BlackRock Capital Appreciation Fund, Inc.

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.81%	N/A	9.74%	N/A	12.91%	N/A
Investor A	6.53	0.94%	9.45	8.28%	12.61	12.01%
Investor C	5.62	4.70	8.57	8.57	11.89	11.89
Class K	6.90	N/A	9.84	N/A	13.03	N/A
Class R	6.17	N/A	9.11	N/A	12.28	N/A
Russell 1000® Growth Index	9.55	N/A	13.84	N/A	14.76	N/A
S&P 500® Index	2.92	N/A	11.01	N/A	11.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,146.90	$3.98		$1,000.00	$1,021.22	$3.73		0.74%
Investor A	1,000.00	1,145.60	5.39		1,000.00	1,019.90	5.09		1.01
Investor C	1,000.00	1,140.30	9.80		1,000.00	1,015.77	9.25		1.84
Class K	1,000.00	1,147.70	3.48		1,000.00	1,021.70	3.28		0.65
Class R	1,000.00	1,144.00	7.29		1,000.00	1,018.13	6.84		1.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Capital Appreciation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	9.5%
Apple Inc.	9.0
Amazon.com, Inc.	7.8
NVIDIA Corp.	5.5
Alphabet, Inc., Class A	5.3
Visa, Inc., Class A	4.1
Intuit, Inc.	3.6
ASML Holding NV, Registered Shares	3.3
UnitedHealth Group, Inc.	2.9
Tesla, Inc.	2.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	42.2%
Consumer Discretionary	17.7
Health Care	13.9
Financials	10.7
Communication Services	9.1
Industrials	4.3
Energy	1.2
Materials	1.0
Short-Term Securities	— (c)
Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 0.1%.

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Fund Summary as of May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

An underweight position in Pfizer, Inc. was the largest contributor to relative performance. Shares of the pharmaceutical giant declined after the company provided weaker guidance for 2023 due to a sharp decrease in COVID-19 linked revenues. Additionally, investors reacted negatively to the company’s $43 billion acquisition of Seagen. An overweight in Boston Scientific Corp. was another large contributor to relative returns. The medical device manufacturer benefited from easing macroeconomic headwinds as elective procedure volume and labor shortages showed signs of recovering. An overweight position in Penumbra, Inc. also contributed to relative performance on anticipation of a positive operating environment for medical device companies.

An out-of-benchmark position in Sanofi SA was the largest detractor. The stock came under legal pressure after allegations that the company’s antihistamine Zantac contained carcinogens. An out-of-benchmark position in Waters Corp., a life sciences tools company that reported consistently weak earnings, also detracted. An underweight position in the healthcare provider HCA Healthcare, Inc. was another key detractor. The company reported strong earnings thanks in part to reduced pressure from labor shortages.

Describe recent portfolio activity.

The Fund’s allocations to the medical devices & supplies (26% to 37%) and biotechnology (18% to 23%) sub-sectors increased. Conversely, its weightings in the healthcare providers and services (25% to 17%) and pharmaceuticals (26% to 20%) sub-sectors decreased.

Describe portfolio positioning at period end.

The investment adviser continued to seek opportunities in stocks with attractive valuations, stable growth and promising product pipelines over the medium-to-long term. It also sought selective growth opportunities in the biotechnology, pharmaceuticals and medical devices industries brought about by innovations and technological developments.

The Fund was overweight in the medical devices and supplies and biotechnology sub-sectors at the end of the period, and it was underweight in pharmaceuticals and healthcare providers and services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock Health Sciences Opportunities Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	2.25%	N/A	10.06%	N/A	12.99%	N/A
Service	1.94	N/A	9.73	N/A	12.66	N/A
Investor A	1.99	(3.37)%	9.77	8.59%	12.69	12.08%
Investor C	1.22	0.29	8.96	8.96	12.04	12.04
Class K	2.34	N/A	10.17	N/A	12.98	N/A
Class R	1.62	N/A	9.40	N/A	12.32	N/A
Russell 3000® Health Care Index	(0.14)	N/A	9.91	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$959.60	$4.10		$1,000.00	$1,020.75	$4.23		0.84%
Service	1,000.00	958.20	5.54		1,000.00	1,019.28	5.69		1.13
Investor A	1,000.00	958.40	5.29		1,000.00	1,019.52	5.44		1.08
Investor C	1,000.00	954.90	8.99		1,000.00	1,015.73	9.25		1.84
Class K	1,000.00	960.10	3.65		1,000.00	1,021.20	3.78		0.75
Class R	1,000.00	956.80	7.12		1,000.00	1,017.65	7.34		1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Health Sciences Opportunities Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
UnitedHealth Group, Inc.	8.1%
Eli Lilly & Co.	5.9
Merck & Co., Inc.	4.7
Boston Scientific Corp.	4.0
Thermo Fisher Scientific, Inc.	3.8
Stryker Corp.	3.3
Intuitive Surgical, Inc.	3.2
AbbVie, Inc.	2.8
Vertex Pharmaceuticals, Inc.	2.7
Amgen, Inc.	2.5

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Health Care Equipment & Supplies	27.2%
Biotechnology	23.1
Pharmaceuticals	19.8
Health Care Providers & Services	16.9
Life Sciences Tools & Services	10.0
Other (each representing less than 1%)	0.2
Short-Term Securities	3.1
Liabilities in Excess of Other Assets	(0.3)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Investment Objective

BlackRock Infrastructure Sustainable Opportunities Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to invest in issuers which are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes outperformed its benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index.

What factors influenced performance?

BlackRock Infrastructure Sustainable Opportunities Fund is benchmark agnostic, with a view of infrastructure that looks beyond the traditional benchmarks. The reference benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index, doesn’t incorporate sustainability criteria and has an 11% weighting in the midstream oil and gas sector. In contrast, energy is excluded from the Fund’s sustainable universe.

At the sector level, the U.K. multiutilities, U.S. renewable energy and Australia communications sectors made the largest contributions to absolute performance. Among individual stocks, Constellation Energy Corp., Archaea Energy, Inc. and NextDC Ltd. were the leading contributors. On the other hand, U.S. towers, U.S. healthcare and U.S. life science / medical office were the most notable detractors from absolute performance. SBA Communications Corp., Welltower, Inc. and American Tower Corp. were the largest detractors at the individual stock level.

The Fund used derivatives, including options, futures, swaps and forward contracts in an effort to augment returns or manage the risk of adverse movements in currencies, interest rates and the financial markets. The use of derivatives was a net contributor to performance.

Describe recent portfolio activity.

The Fund’s allocation to healthcare decreased as the investment adviser trimmed positions in the U.S. senior housing company Welltower and the U.S. life science and medical office operator Alexandria Real Estate Equities, Inc. It also sold the Fund’s position in NextEra Energy, Inc. due to fundamental headwinds.

The investment adviser initiated positions in the U.S. data center operator Digital Realty Trust Inc. following the emergence of an upside catalyst, and Boralex, Inc., a leader in Canadian renewables. It also added a position in Clearway Energy, Inc., one of the largest owners of renewable projects in the United States.

Other major changes included the addition of National Grid PLC and SSE PLC, as well as the sales of positions in Public Service Enterprise Group, Inc. and Constellation Energy Corp.

The Fund maintained a large absolute weighting in regulated electric utilities, including renewables, on the belief that the sector offered compelling medium- to long-term structural tailwinds. The energy transition has brought unprecedented support for utilities investment among regulators, governments and consumers. Grid constraints are cited as the leading bottleneck to renewable energy development, ahead of financing and supply chain impediments. The investment adviser believed this could provide an opportunity for growth in capital expenditures and in turn, the earnings power for network utilities.

Describe portfolio positioning at period end.

The Fund’s positioning was balanced across renewable energy development (24%), electricity networks (23%), communications infrastructure (22%), transportation infrastructure (17%), social infrastructure (4%), and water infrastructure (2%). The Fund had an above-average cash position of 9.1% to provide the flexibility to capitalize on stock-specific opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2023 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on September 30, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of infrastructure-related companies or derivatives with similar economic characteristics.

(c)

Gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors: 50% utilities; 30% transportation, including capping of 7.5% for railroads/railways; and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

Performance

	Average Annual Total Returns(a)
	1 Year		Since Inception(b)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(5.32)%	N/A	(2.96)%	N/A
Investor A	(5.55)	(10.51)%	(3.21)	(6.29)%
Class K	(5.27)	N/A	(2.93)	N/A
FTSE Developed Core Infrastructure 50/50 Net Tax Index	(9.81)	N/A	(0.22)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on September 30, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.70	$5.07		$1,000.00	$1,019.95	$5.04		1.00%
Investor A	1,000.00	1,035.40	6.33		1,000.00	1,018.71	6.29		1.25
Class K	1,000.00	1,036.90	4.83		1,000.00	1,020.19	4.78		0.95

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2023 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Terna - Rete Elettrica Nazionale	5.2%
SBA Communications Corp.	4.8
National Grid PLC	4.8
Enel SpA	4.3
Clearway Energy, Inc., Class C	4.2
Smart Metering Systems PLC	4.2
Eversource Energy	4.0
Cellnex Telecom SA	4.0
SSE PLC	3.8
American Tower Corp.	3.5

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Utilities	43.4%
Industrials	20.0
Real Estate	17.2
Communication Services	7.2
Information Technology	1.5
Short-Term Securities	8.0
Other Assets Less Liabilities	2.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

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Fund Summary as of May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the communication services, healthcare, and consumer discretionary sectors. Within communication services an overweight position in Match Group, Inc. within the interactive media and services sub-sector weighed most heavily on performance. Within healthcare, an overweight position in Catalent, Inc. within the pharmaceuticals industry detracted from performance. Lastly, positioning in consumer discretionary was a slight drag on performance, notably in the hotels, restaurants & leisure industry where an overweight exposure to Expedia Group, Inc. detracted from returns.

The largest contributors to the Fund’s relative performance were selection in industrials and financials, along with positioning in materials. Within industrials, an overweight position in Copart, Inc. led positive contributions. Within materials, having no exposure to the chemicals industry proved beneficial, specifically a lack of holdings in CF Industries Holdings, Inc. and Albemarle Corp., specifically a lack of holdings in CF Industries Holdings, Inc. and Albemarle Corp. Lastly, selection in financials contributed positively, most notably an underweight to SVB Financial Group in the banks sub-sector.

Describe recent portfolio activity.

During the period, exposure to energy increased with additional exposure to the oil, gas & consumable fuels sub-sector. Exposure to the information technology sector increased as well. Conversely, exposure to communication services decreased the most due to a decreased allocation to the media industry. Exposure to the consumer discretionary sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund’s largest overweight was in the financials sector, followed by information technology and communication services. Conversely, the consumer staples sector was the largest underweight, followed by energy and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2023 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(0.12)%	N/A	7.46%	N/A	12.28%	N/A
Service	(0.38)	N/A	7.19	N/A	11.96	N/A
Investor A	(0.39)	(5.62)%	7.19	6.04%	11.97	11.37%
Investor C	(1.15)	(2.14)	6.40	6.40	11.30	11.30
Class K	(0.03)	N/A	7.55	N/A	12.35	N/A
Class R	(0.62)	N/A	6.92	N/A	11.69	N/A
Russell Midcap® Growth Index	5.75	N/A	8.18	N/A	10.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,013.60	$4.02		$1,000.00	$1,020.94	$4.03		0.80%
Service	1,000.00	1,012.50	5.27		1,000.00	1,019.70	5.29		1.05
Investor A	1,000.00	1,012.40	5.27		1,000.00	1,019.70	5.29		1.05
Investor C	1,000.00	1,008.30	9.01		1,000.00	1,015.96	9.05		1.80
Class K	1,000.00	1,014.20	3.56		1,000.00	1,021.40	3.58		0.71
Class R	1,000.00	1,011.20	6.52		1,000.00	1,018.45	6.54		1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Copart, Inc.	3.9%
Cadence Design Systems, Inc.	3.4
Entegris, Inc.	3.4
MSCI, Inc., Class A	3.2
Monolithic Power Systems, Inc.	3.1
West Pharmaceutical Services, Inc.	2.6
CoStar Group, Inc.	2.6
HubSpot, Inc.	2.6
IDEXX Laboratories, Inc.	2.6
ANSYS, Inc.	2.5

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Information Technology	28.9%
Industrials	21.6
Health Care	15.2
Consumer Discretionary	14.3
Financials	11.0
Communication Services	6.1
Energy	1.8
Materials	1.1
Other (each representing less than 1%)	0.2
Short-Term Securities	2.5
Liabilities in Excess of Other Assets	(2.7)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2023	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

Stock selection decisions played a key role in detracting from the Fund’s relative performance. Among individual securities, an off-benchmark position in Tesla was the largest detractor from performance, as the electric vehicle (“EV”) manufacturer came under pressure in the second half of 2022 as EV demand appeared muted, although the stock rebounded on news of strong growth plans and effective price cuts. An underweight position in Apple Inc. also detracted from returns, as the mega-cap technology stock traded higher due to investors rotating into high-quality businesses with strong balance sheets. Lastly, an overweight position in silicon carbide wafer company Wolfspeed was one of the largest relative detractors, as investors grew concerned about its ability to scale up supply.

By contrast, the Fund’s off-benchmark position in social media giant Meta Platforms was the largest single-stock contributor to relative performance. The parent company of Facebook announced cuts to operating expenses in order to boost margins, which investors saw as a positive sign. An overweight allocation to credit score provider Fair Isaac was also a top contributor to relatively performance, as the company remained resilient amid an uncertain macroeconomic environment. Lastly, an overweight position in Cadence Design Systems was among the most significant contributors to returns, as the electronic systems design stock traded higher on optimism over the buildout of artificial intelligence over the next several quarters.

Describe recent portfolio activity.

Overall, the Fund increased its exposure to stable, quality stocks, adding more defensive characteristics to the portfolio in the midst of broader market volatility. The Fund took advantage of price dislocation during the market selloff to rotate its exposure within the semiconductor industry, adding to positions with long structural tailwinds and less cyclical sensitivity, including those that stand to benefit from increased capital expenditure on artificial intelligence.

Describe portfolio positioning at period end.

On an absolute basis, the Fund’s largest exposures at period end were to the software and semiconductors sub-sectors, with a structural off-benchmark allocation to the internet sub-sector. This positioning reflected the Fund’s decision to maintain its exposure to long-term secular themes within the portfolio, such as artificial intelligence, renewable energy, and electric vehicles, as well as more nascent themes such as space and quantum computing. Although growth assets have been penalized due to rising rate concerns, the fundamentals of the companies within the portfolio remain compelling. The secular growth trends driving technology are multi-year transformations that are expected to persist regardless of the macroeconomic environment or geopolitical risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Technology Opportunities Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.36%	N/A	13.43%	N/A	19.06%	N/A
Service	5.08	N/A	13.14	N/A	18.77	N/A
Investor A	5.09	(0.43)%	13.15	11.93%	18.73	18.09%
Investor C	4.25	3.25	12.31	12.31	17.99	17.99
Class K	5.42	N/A	13.49	N/A	19.09	N/A
Class R	4.83	N/A	12.86	N/A	18.42	N/A
MSCI All-Country World Information Technology Index	13.78	N/A	16.12	N/A	17.54	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,158.80	$4.95		$1,000.00	$1,020.34	$4.63		0.92%
Service	1,000.00	1,157.30	6.29		1,000.00	1,019.10	5.89		1.17
Investor A	1,000.00	1,157.50	6.29		1,000.00	1,019.10	5.89		1.17
Investor C	1,000.00	1,152.70	10.30		1,000.00	1,015.36	9.65		1.92
Class K	1,000.00	1,159.00	4.68		1,000.00	1,020.60	4.38		0.87
Class R	1,000.00	1,155.60	7.63		1,000.00	1,017.85	7.14		1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of May 31, 2023 (continued)	BlackRock Technology Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Apple Inc.	9.9%
Microsoft Corp.	9.5
NVIDIA Corp.	6.8
ASML Holding NV	3.4
Cadence Design Systems, Inc.	3.3
Mastercard, Inc., Class A	2.7
Advanced Micro Devices, Inc.	2.6
Tesla, Inc.	2.5
Broadcom, Inc.	2.5
Visa, Inc., Class A	2.4

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets
Software	28.0%
Semiconductors & Semiconductor Equipment	27.8
Technology Hardware, Storage & Peripherals	10.4
Financial Services	7.2
Interactive Media & Services	5.4
Broadline Retail	4.6
IT Services	2.9
Entertainment	2.6
Automobiles	2.5
Communications Equipment	1.3
Capital Markets	1.2
Electronic Equipment, Instruments & Components	1.2
Other (each representing less than 1%)	4.1
Short-Term Securities	4.2
Liabilities in Excess of Other Assets	(3.4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Capital Appreciation Fund, Inc.’s Class K Shares performance shown prior to the Class K Shares inception date of August 15, 2016 is that of BlackRock Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares (not available in BlackRock Capital Appreciation Fund, Inc. and BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
TransDigm Group, Inc.	94,809	$73,348,983

Automobiles — 2.4%
Tesla, Inc.(a)	372,890	76,043,458

Broadline Retail — 7.8%
Amazon.com, Inc.(a)	2,006,769	241,976,206

Capital Markets — 4.3%
Blackstone, Inc., Class A, NVS	401,246	34,362,708
MSCI, Inc., Class A	83,408	39,245,966
S&P Global, Inc.	163,982	60,251,906

		133,860,580

Chemicals — 1.0%
Sherwin-Williams Co.	141,694	32,275,059

Commercial Services & Supplies — 2.0%
Cintas Corp.	72,306	34,138,555
Waste Connections, Inc.	205,524	28,084,855

		62,223,410

Entertainment — 1.6%
Netflix, Inc.(a)	125,473	49,590,694

Financial Services — 7.0%
Adyen NV(a)(b)	12,048	19,732,723
Mastercard, Inc., Class A	195,053	71,198,246
Visa, Inc., Class A	573,961	126,862,600

		217,793,569

Health Care Equipment & Supplies — 4.3%
Boston Scientific Corp.(a)	674,983	34,748,125
IDEXX Laboratories, Inc.(a)	74,477	34,614,675
Intuitive Surgical, Inc.(a)	205,587	63,287,902

		132,650,702

Health Care Providers & Services — 2.9%
UnitedHealth Group, Inc.	183,538	89,427,055

Hotels, Restaurants & Leisure — 3.4%
Chipotle Mexican Grill, Inc.(a)	23,550	48,901,339
Evolution AB(b)	440,795	58,188,716

		107,090,055

Interactive Media & Services — 6.5%
Alphabet, Inc., Class A(a)	1,337,249	164,307,785
Match Group, Inc.(a)	1,088,563	37,555,423

		201,863,208

IT Services — 0.2%
MongoDB, Inc., Class A(a)	24,285	7,134,690

Life Sciences Tools & Services — 3.6%
Danaher Corp.	231,854	53,238,315
Lonza Group AG, Registered Shares	43,689	27,401,996
Thermo Fisher Scientific, Inc.	59,308	30,155,746

		110,796,057

Oil, Gas & Consumable Fuels — 1.2%
Cheniere Energy, Inc.	218,495	30,539,046
EQT Corp.	169,241	5,884,510

		36,423,556

Pharmaceuticals — 3.2%
Eli Lilly & Co.	146,515	62,922,332
Zoetis, Inc., Class A	230,121	37,512,024

		100,434,356

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 13.2%
ASML Holding NV, Registered Shares	143,809	$103,963,840
Broadcom, Inc.	93,937	75,897,339
KLA Corp.	139,298	61,707,621
NVIDIA Corp.	449,445	170,043,021

		411,611,821

Software — 19.1%
Cadence Design Systems, Inc.(a)	284,406	65,672,190
Intuit, Inc.	268,914	112,707,236
Microsoft Corp.	900,296	295,648,203
Palo Alto Networks, Inc.(a)	74,060	15,803,663
Roper Technologies, Inc.	96,256	43,721,400
ServiceNow, Inc.(a)	111,309	60,638,917

		594,191,609

Specialty Retail — 0.4%
Ross Stores, Inc.	136,035	14,095,947

Technology Hardware, Storage & Peripherals — 9.0%
Apple Inc.	1,577,589	279,627,650

Textiles, Apparel & Luxury Goods — 3.6%
LVMH Moet Hennessy Louis Vuitton SE	62,266	54,440,920
NIKE, Inc., Class B	535,745	56,392,519

		110,833,439

Total Common Stocks — 99.1% (Cost: $1,746,288,212)		3,083,292,104

Preferred Securities

Preferred Stocks — 1.0%

IT Services — 1.0%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $19,426,516)(a)(c)(d)	177,291	30,763,410

Total Long-Term Investments — 100.1% (Cost: $1,765,714,728)		3,114,055,514

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	1,248,701	1,248,701

Total Short-Term Securities — 0.0% (Cost: $1,248,701)		1,248,701

Total Investments — 100.1% (Cost: $1,766,963,429)		3,115,304,215
Liabilities in Excess of Other Assets — (0.1)%		(3,195,273)

Net Assets — 100.0%		$3,112,108,942

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $30,763,410, representing 1.0% of its net assets as of period end, and an original cost of $19,426,516.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2023	BlackRock Capital Appreciation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$95,737,315	$—	$(94,488,614	)(a)	$—	$—	$1,248,701	1,248,701	$828,727		$—
SL Liquidity Series, LLC, Money Market Series(b)	11,761,599	—	(11,762,463	)(a)	3,022	(2,158)	—	—	44,275	(c)	—

					$3,022	$(2,158)	$1,248,701		$873,002		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Capital Appreciation Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$73,348,983	$—	$—	$73,348,983
Automobiles	76,043,458	—	—	76,043,458
Broadline Retail	241,976,206	—	—	241,976,206
Capital Markets	133,860,580	—	—	133,860,580
Chemicals	32,275,059	—	—	32,275,059
Commercial Services & Supplies	62,223,410	—	—	62,223,410
Entertainment	49,590,694	—	—	49,590,694
Financial Services	198,060,846	19,732,723	—	217,793,569
Health Care Equipment & Supplies	132,650,702	—	—	132,650,702
Health Care Providers & Services	89,427,055	—	—	89,427,055
Hotels, Restaurants & Leisure	48,901,339	58,188,716	—	107,090,055
Interactive Media & Services	201,863,208	—	—	201,863,208
IT Services	7,134,690	—	—	7,134,690
Life Sciences Tools & Services	83,394,061	27,401,996	—	110,796,057
Oil, Gas & Consumable Fuels	36,423,556	—	—	36,423,556
Pharmaceuticals	100,434,356	—	—	100,434,356
Semiconductors & Semiconductor Equipment	411,611,821	—	—	411,611,821
Software	594,191,609	—	—	594,191,609
Specialty Retail	14,095,947	—	—	14,095,947
Technology Hardware, Storage & Peripherals	279,627,650	—	—	279,627,650
Textiles, Apparel & Luxury Goods	56,392,519	54,440,920	—	110,833,439
Preferred Securities	—	—	30,763,410	30,763,410
Short-Term Securities
Money Market Funds	1,248,701	—	—	1,248,701

	$2,924,776,450	$159,764,355	$30,763,410	$3,115,304,215

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments May 31, 2023	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 22.9%
AbbVie, Inc.	1,695,600	$233,924,976
Abcam PLC, ADR(a)	853,745	13,787,982
Alkermes PLC(a)	495,139	14,324,371
Alnylam Pharmaceuticals, Inc.(a)	250,177	46,285,247
Amgen, Inc.	949,985	209,614,190
Apellis Pharmaceuticals, Inc.(a)	202,945	17,422,828
Argenx SE, ADR(a)	81,372	31,629,296
Biogen, Inc.(a)	570,173	169,004,979
BioMarin Pharmaceutical, Inc.(a)	484,145	42,091,566
Biomea Fusion, Inc.(a)	260,258	8,838,362
Blueprint Medicines Corp.(a)	400,250	22,622,130
Cerevel Therapeutics Holdings, Inc.(a)	312,854	10,199,040
CureVac NV(a)	310,911	3,000,291
Decibel Therapeutics, Inc.(a)	897,801	3,627,116
Design Therapeutics, Inc.(a)	257,492	1,449,680
Exact Sciences Corp.(a)(b)	280,808	22,908,317
Frequency Therapeutics, Inc.(a)	428,010	149,804
Genmab A/S(a)	42,470	16,718,614
Genmab A/S, ADR(a)(b)	289,405	11,347,570
Gilead Sciences, Inc.	2,723,422	209,540,089
Horizon Therapeutics PLC(a)	115,250	11,528,458
Immuneering Corp., Class A(a)	264,380	2,048,945
Immunocore Holdings PLC, ADR(a)(b)	181,355	10,007,169
ImmunoGen, Inc.(a)	269,116	3,670,742
Incyte Corp.(a)	495,005	30,467,558
Ionis Pharmaceuticals, Inc.(a)	293,400	12,000,060
IVERIC bio, Inc.(a)	183,295	6,919,386
Karuna Therapeutics, Inc.(a)(b)	27,980	6,338,869
Legend Biotech Corp., ADR(a)	227,561	14,602,589
Merus NV(a)	219,255	4,762,219
Mirati Therapeutics, Inc.(a)	228,510	8,491,432
Moderna, Inc.(a)	230,739	29,467,678
Monte Rosa Therapeutics, Inc.(a)	533,603	3,937,990
Morphic Holding, Inc.(a)	187,955	10,807,413
Neurocrine Biosciences, Inc.(a)	297,025	26,592,648
Nuvalent, Inc., Class A(a)	176,992	7,451,363
PMV Pharmaceuticals, Inc.(a)	306,148	1,637,892
Prime Medicine, Inc.(a)(b)	360,982	4,952,673
Prometheus Biosciences, Inc.(a)	107,509	21,362,038
Protagonist Therapeutics, Inc.(a)	403,935	10,530,585
Prothena Corp. PLC(a)	137,132	9,109,679
PTC Therapeutics, Inc.(a)	287,575	12,069,523
Regeneron Pharmaceuticals, Inc.(a)	265,262	195,116,117
REVOLUTION Medicines, Inc.(a)	305,798	7,623,544
Rhythm Pharmaceuticals, Inc.(a)	756,852	12,609,154
Rocket Pharmaceuticals, Inc.(a)	266,176	5,571,064
Sage Therapeutics, Inc.(a)	343,935	17,024,783
Sarepta Therapeutics, Inc.(a)	333,872	41,266,579
Seagen, Inc.(a)	341,700	66,870,690
Sigilon Therapeutics, Inc.(a)	25,586	107,461
Tenaya Therapeutics, Inc.(a)	431,076	3,103,747
Ultragenyx Pharmaceutical, Inc.(a)	99,990	4,935,506
Vaxcyte, Inc.(a)	177,405	8,785,096
Vertex Pharmaceuticals, Inc.(a)	714,739	231,268,098
Viking Therapeutics, Inc.(a)	251,795	5,529,418

		1,937,054,614

Health Care Equipment & Supplies — 27.1%
Abbott Laboratories	1,769,403	180,479,106
ABIOMED INC, CVR(a)(c)	243,643	687,073
Alcon, Inc.	1,401,143	108,434,457

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology, Inc.(a)	63,695	$18,004,029
Bausch + Lomb Corp.(a)(b)	1,268,266	22,651,231
Baxter International, Inc.	1,659,211	67,563,072
Becton Dickinson & Co.	598,615	144,721,162
Boston Scientific Corp.(a)	6,566,903	338,064,167
Cooper Cos., Inc.	197,962	73,548,822
Dexcom, Inc.(a)	832,633	97,634,546
Edwards Lifesciences Corp.(a)	557,149	46,928,660
Envista Holdings Corp.(a)	322,825	10,294,889
GE HealthCare Technologies, Inc.	1,023,465	81,375,702
Glaukos Corp.(a)	77,335	4,409,642
Hologic, Inc.(a)	168,390	13,284,287
IDEXX Laboratories, Inc.(a)	109,065	50,690,140
Inspire Medical Systems, Inc.(a)	83,905	24,541,374
Insulet Corp.(a)	128,592	35,266,356
Intuitive Surgical, Inc.(a)	867,239	266,970,854
iRhythm Technologies, Inc.(a)	36,545	4,175,997
Masimo Corp.(a)	135,405	21,913,945
Medtronic PLC	2,116,567	175,167,085
Novocure Ltd.(a)(b)	425,230	30,535,766
Omnicell, Inc.(a)	124,169	9,116,488
Orchestra BioMed Holdings, Inc.(a)	262,308	3,934,620
Penumbra, Inc.(a)(b)	265,360	81,555,742
ResMed, Inc.	221,867	46,767,345
STERIS PLC	145,075	29,010,648
Stryker Corp.	1,000,590	275,742,592
Zimmer Biomet Holdings, Inc.	239,113	30,448,649

		2,293,918,446

Health Care Providers & Services — 16.8%
Agiliti, Inc.(a)(b)	631,112	10,331,303
AmerisourceBergen Corp.	869,425	147,932,664
Centene Corp.(a)	451,070	28,151,279
Cigna Group	251,201	62,149,639
Elevance Health, Inc.	188,957	84,618,724
Guardant Health, Inc.(a)	219,046	6,422,429
HCA Healthcare, Inc.	315,226	83,279,557
Humana, Inc.	170,920	85,779,620
McKesson Corp.	382,710	149,578,376
Quest Diagnostics, Inc.	602,568	79,930,645
UnitedHealth Group, Inc.	1,412,144	688,053,043

		1,426,227,279

Life Sciences Tools & Services — 10.0%
10X Genomics, Inc., Class A(a)	147,043	7,713,876
Agilent Technologies, Inc.	383,763	44,389,866
Avantor, Inc.(a)	1,282,066	25,564,396
Bio-Techne Corp.	158,000	12,922,820
Danaher Corp.	665,757	152,871,122
ICON PLC(a)	130,435	27,786,568
Illumina, Inc.(a)	187,905	36,951,518
IQVIA Holdings, Inc.(a)	394,897	77,759,168
Mettler-Toledo International, Inc.(a)	16,425	21,711,715
Nautilus Biotechnology, Inc.(a)	308,716	882,928
QIAGEN NV(a)	481,536	21,746,166
Rapid Micro Biosystems, Inc., Class A(a)	377,456	396,329
Repligen Corp.(a)	130,550	21,921,956
Thermo Fisher Scientific, Inc.	629,682	320,168,110
West Pharmaceutical Services, Inc.	229,380	76,757,429

		849,543,967

Pharmaceuticals — 19.7%
Arvinas, Inc.(a)	228,330	4,984,444
AstraZeneca PLC	392,919	57,228,897

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.		615,670	$39,673,775
Daiichi Sankyo Co. Ltd.		504,500	16,405,935
Eli Lilly & Co.		1,164,636	500,164,577
Johnson & Johnson		1,347,023	208,869,386
Merck & Co., Inc.		3,586,524	395,988,115
Novo Nordisk A/S, Class B		264,360	42,543,730
Pfizer, Inc.		2,641,454	100,428,081
Pliant Therapeutics, Inc.(a)		192,983	4,174,222
Reata Pharmaceuticals, Inc., Class A(a)		97,430	8,773,571
Roche Holding AG, NVS		138,509	44,116,348
Sanofi		388,736	39,661,585
Structure Therapeutics, Inc., ADR(a)		201,473	6,447,136
Zoetis, Inc., Class A		1,215,671	198,166,530

			1,667,626,332

Total Common Stocks — 96.5% (Cost: $5,295,113,975)			8,174,370,638

	Par (000)

Other Interests(a)(c)(d)
Afferent Pharmaceuticals, Inc., Series C (Acquired 06/30/15, cost $0)	USD	3,421	2,736,512
Affinivax Inc. (Acquired 08/19/22, cost $0)		123	1,647,070

Total Other Interests — 0.0% (Cost: $0)			4,383,582

	Shares

Preferred Securities

Preferred Stocks — 0.7%

Biotechnology — 0.2%
Cellarity, Inc., Series B (Acquired 01/15/21, cost $5,149,998)(a)(c)(d)		858,333	3,330,332
Goldfinch Bio, Inc., Series B (Acquired 06/26/20 -03/21/22, cost $4,152,184)(a)(c)(d)		3,518,800	1,196,392
Laronde, Inc., Series B (Acquired 07/28/21, cost $10,822,560)(a)(c)(d)		386,520	8,658,048
Neurogene, Inc., Series B (Acquired 12/14/20 -09/22/21, cost $5,099,600)(a)(c)(d)		2,090,000	5,099,600

			18,284,372

Health Care Equipment & Supplies — 0.1%
Exo Imaging, Inc., Series C (Acquired 06/24/21, cost $11,178,997)(a)(c)(d)		1,908,330	5,018,908
Swift Health Systems, Inc., Series D (Acquired 08/27/21, cost $5,271,070)(a)(c)(d)		1,700,345	2,244,455

			7,263,363

Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D (Acquired 06/18/21, cost $9,727,321)(a)(c)(d)		80,024,425	6,570,062

Security	Shares	Value

Pharmaceuticals — 0.1%
Insitro, Series C (Acquired 03/10/21, cost $10,839,964)(a)(c)(d)	592,636	$6,833,093

Software — 0.2%
Carbon Health Technologies, Inc. (Acquired 07/09/21, cost $16,855,000)(a)(c)(d)	1,670,499	18,843,229

Total Preferred Securities — 0.7% (Cost: $79,096,694)		57,794,119

Warrants(a)

Biotechnology — 0.0%
Nuvation Bio, Inc. (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 0.00)	77,354	11,797

Health Care Providers & Services — 0.0%
CareMax, Inc. (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 0.00)(b)	88,432	35,373

Total Warrants — 0.0% (Cost: $306,235)		47,170

Total Long-Term Investments — 97.2% (Cost: $5,374,516,904)		8,236,595,509

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	211,473,753	211,473,753
SL Liquidity Series, LLC, Money Market Series, 5.32%(e)(f)(g)	47,521,743	47,521,743

Total Short-Term Securities — 3.1% (Cost: $258,962,231)		258,995,496

Total Investments — 100.3% (Cost: $5,633,479,135)		8,495,591,005

Liabilities in Excess of Other Assets — (0.3)%		(26,339,999)

Net Assets — 100.0%		$8,469,251,006

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $62,177,701, representing 0.7% of its net assets as of period end, and an original cost of $79,096,694.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$371,570,572	$—	$(160,096,819	)(a)	$—	$—	$211,473,753	211,473,753	$3,744,482		$—
SL Liquidity Series, LLC, Money Market Series	130,080,903	—	(82,602,441	)(a)	38,791	4,490	47,521,743	47,521,743	1,526,277	(b)	—

					$38,791	$4,490	$258,995,496		$5,270,759		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	41,594,964	EUR	38,524,700	Australia & New Zealand Banking Group Ltd	06/15/23	$378,924

GBP	15,391,300	USD	19,222,225	Royal Bank of Canada	06/15/23	(69,848)
USD	139,983,897	GBP	114,686,000	NatWest Markets PLC	06/15/23	(2,727,217)

						$(2,797,065)

						$(2,418,141)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$378,924	$—	$—	$378,924

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,797,065	$—	$—	$2,797,065

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$4,341,658	$—	$—	$4,341,658
Options purchased(a)	—	—	(425,702)	—	—	—	(425,702)
Options written	—	—	(7,700)	—	—	—	(7,700)

	$—	$—	$(433,402)	$4,341,658	$—	$—	$3,908,256

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(7,496,710)	$—	$—	$(7,496,710)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$168,728,432
Average amounts sold — in USD	$20,026,385
Options
Average value of option contracts purchased	$—(a)
Average value of option contracts written	$—(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$378,924	$2,797,065

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$378,924	$2,797,065

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$378,924	$2,797,065

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Australia & New Zealand Banking Group Ltd.	$378,924	$—	$—	$—	$378,924

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
NatWest Markets PLC	$2,727,217	$—	$—	$—	$2,727,217
Royal Bank of Canada	69,848	—	—	—	69,848

	$2,797,065	$—	$—	$—	$2,797,065

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,920,336,000	$16,718,614	$—	$1,937,054,614
Health Care Equipment & Supplies	2,293,231,373	—	687,073	2,293,918,446
Health Care Providers & Services	1,426,227,279	—	—	1,426,227,279
Life Sciences Tools & Services	849,543,967	—	—	849,543,967
Pharmaceuticals	1,467,669,837	199,956,495	—	1,667,626,332
Other Interests	—	—	4,383,582	4,383,582
Preferred Securities	—	—	57,794,119	57,794,119
Warrants	47,170	—	—	47,170
Short-Term Securities
Money Market Funds	211,473,753	—	—	211,473,753

	$8,168,529,379	$216,675,109	$62,864,774	8,448,069,262

Investments valued at NAV(a)				47,521,743

				$8,495,591,005

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$378,924	$—	$378,924

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Foreign Currency Exchange Contracts	$—	$(2,797,065)	$—	$(2,797,065)

	$—	$(2,418,141)	$—	$(2,418,141)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 4.2%
Smart Metering Systems PLC	39,010	$382,389

Diversified Telecommunication Services — 7.2%
Cellnex Telecom SA(a)	8,903	360,798
Helios Towers PLC(b)	75,630	85,189
IHS Holding Ltd.(b)	10,159	83,812
Infrastrutture Wireless Italiane SpA(a)	10,110	128,903

		658,702

Electric Utilities — 27.5%
EDP - Energias de Portugal SA	62,830	306,918
Enel SpA	62,688	394,559
Eversource Energy	5,275	365,188
Exelon Corp.	4,664	184,928
Hydro One Ltd.(a)	5,371	153,078
Orsted AS(a)	2,661	234,134
SSE PLC	14,842	348,117
Terna - Rete Elettrica Nazionale	56,410	473,972
Xcel Energy, Inc.	668	43,614

		2,504,508

Ground Transportation — 5.0%
Canadian Pacific Kansas City Ltd.	2,290	174,495
CSX Corp.	6,064	185,983
West Japan Railway Co.	2,200	92,140

		452,618

Health Care REITs — 2.3%
Aedifica SA	1,226	82,366
Physicians Realty Trust	9,521	130,057

		212,423

Independent Power and Renewable Electricity Producers — 7.8%
Boralex, Inc., Class A	7,786	215,140
Clearway Energy, Inc., Class C	13,325	382,828
EDP Renovaveis SA	5,746	114,254

		712,222

IT Services — 1.5%
NEXTDC Ltd.(b)	16,197	133,701

Multi-Utilities — 6.4%
National Grid PLC	31,920	439,768
REN - Redes Energeticas Nacionais SGPS SA	52,812	141,646

		581,414

Office REITs — 1.4%
Alexandria Real Estate Equities, Inc.	1,138	129,117

Specialized REITs — 13.5%
American Tower Corp.	1,707	314,839

Security	Shares	Value

Specialized REITs (continued)
Digital Realty Trust, Inc.	2,242	$229,715
Equinix, Inc.	332	247,523
SBA Communications Corp.	1,984	440,011

		1,232,088

Transportation Infrastructure — 10.8%
Aena SME SA(a)	548	85,985
Aeroports de Paris(b)	1,266	192,961
Enav SpA(a)	10,491	44,398
Flughafen Zurich AG, Registered Shares	736	142,289
Fraport AG Frankfurt Airport Services Worldwide(b)	3,954	201,792
Getlink SE	7,573	128,853
Transurban Group	19,705	190,074

		986,352

Water Utilities — 1.7%
Severn Trent PLC	4,528	156,428

Total Common Stocks — 89.3% (Cost: $8,372,908)		8,141,962

Rights

Independent Power and Renewable Electricity Producers — 0.0%
EDP Renovaveis SA, Expires 05/31/23(b)	99	1,959

Total Rights — 0.0% (Cost: $2,146)		1,959

Total Long-Term Investments — 89.3% (Cost: $8,375,054)		8,143,921

Short-Term Securities

Money Market Funds — 8.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	733,814	733,814

Total Short-Term Securities — 8.0% (Cost: $733,814)		733,814

Total Investments — 97.3% (Cost: $9,108,868)		8,877,735

Other Assets Less Liabilities — 2.7%		246,647

Net Assets — 100.0%		$9,124,382

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$94,744	$639,070	(a)	$—		$—	$—	$733,814	733,814	$12,977		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—		(12	)(a)	12	—	—	—	699	(c)	—

						$12	$—	$733,814		$13,676		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA	(c)	08/19/26	$107,821	$(6,763	)(b)	$101,034	1.2%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(b)	Amount includes $24 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(c)
Range:	26 basis points
Benchmarks:	Euro Short-Term Rate:
EUR 1 Day

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date August 19, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
EDP - Energias de Portugal SA	20,683	$101,034	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$101,034

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$—	$(6,763)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$—	$6,763	$—	$—	$—	$6,763

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$—	$11,570	$—	$—	$—	$11,570

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$(10,627)	$—	$—	$—	$(10,627)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional amount	$121,210

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$—	$6,763

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$6,763

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$—	$6,763

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)
Goldman Sachs Bank USA	$6,763	$—	$—	$—	$6,763

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Commercial Services & Supplies	$382,389	$—	$—	$382,389
Diversified Telecommunication Services	83,812	574,890	—	658,702
Electric Utilities	746,808	1,757,700	—	2,504,508
Ground Transportation	360,478	92,140	—	452,618
Health Care REITs	130,057	82,366	—	212,423
Independent Power and Renewable Electricity Producers	597,968	114,254	—	712,222
IT Services	—	133,701	—	133,701
Multi-Utilities	—	581,414	—	581,414
Office REITs	129,117	—	—	129,117
Specialized REITs	1,232,088	—	—	1,232,088
Transportation Infrastructure	—	986,352	—	986,352
Water Utilities	—	156,428	—	156,428
Rights	—	1,959	—	1,959
Short-Term Securities
Money Market Funds	733,814	—	—	733,814

	$4,396,531	$4,481,204	$—	$8,877,735

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(6,763)	$—	$(6,763)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.1%
HEICO Corp.	1,348,541	$208,457,468
TransDigm Group, Inc.	342,941	265,316,304

		473,773,772

Automobiles — 2.3%
Ferrari NV	937,538	268,764,018

Capital Markets — 11.0%
Ares Management Corp., Class A	2,727,142	237,506,797
KKR & Co., Inc., Class A	5,202,461	267,874,717
MarketAxess Holdings, Inc.	446,016	121,499,218
MSCI, Inc., Class A	772,305	363,392,672
Tradeweb Markets, Inc., Class A	4,069,609	272,460,322

		1,262,733,726

Commercial Services & Supplies — 8.7%
Cintas Corp.	549,728	259,548,578
Copart, Inc.(a)	5,148,523	450,959,130
Rollins, Inc.	3,837,301	150,882,675
Waste Connections, Inc.	1,013,976	138,559,820

		999,950,203

Communications Equipment — 1.1%
Motorola Solutions, Inc.	437,446	123,324,776

Construction & Engineering — 0.8%
WillScot Mobile Mini Holdings Corp.(a)	2,238,756	96,445,609

Construction Materials — 1.1%
Vulcan Materials Co.	630,781	123,317,686

Distributors — 1.1%
Pool Corp.	397,312	125,641,974

Diversified Telecommunication Services — 0.0%
GCI Liberty, Inc., Class A(a)(b)	1,528,805	15

Electronic Equipment, Instruments & Components — 1.5%
Teledyne Technologies, Inc.(a)	435,079	169,093,453

Entertainment — 4.1%
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	3,701,124	260,559,130
Live Nation Entertainment, Inc.(a)(c)	2,602,799	208,067,752

		468,626,882

Ground Transportation — 1.9%
Old Dominion Freight Line, Inc.	718,484	223,046,173

Health Care Equipment & Supplies — 6.0%
Alcon, Inc.(c)	2,496,954	193,239,270
IDEXX Laboratories, Inc.(a)	632,959	294,180,354
Insulet Corp.(a)(c)	238,357	65,369,407
Teleflex, Inc.(c)	588,330	138,110,468

		690,899,499

Hotels, Restaurants & Leisure — 6.5%
Domino’s Pizza, Inc.	88,795	25,737,231
Evolution AB(d)	1,667,252	220,091,545
Expedia Group, Inc.(a)(c)	2,157,720	206,515,381
Planet Fitness, Inc., Class A(a)(c)	3,086,037	197,321,206
Vail Resorts, Inc.	392,818	95,533,338

		745,198,701

Interactive Media & Services — 2.0%
Match Group, Inc.(a)	6,700,633	231,171,839

Security	Shares	Value

IT Services — 3.3%
Globant SA(a)(c)	1,043,251	$191,759,966
MongoDB, Inc., Class A(a)	630,103	185,117,961

		376,877,927

Life Sciences Tools & Services — 9.2%
Agilent Technologies, Inc.	973,496	112,604,282
Bio-Techne Corp.(c)	2,423,483	198,216,675
Charles River Laboratories International, Inc.(a)	861,394	166,576,372
Mettler-Toledo International, Inc.(a)(c)	85,983	113,658,348
Repligen Corp.(a)(c)	989,083	166,086,817
West Pharmaceutical Services, Inc.(c)	909,195	304,243,923

		1,061,386,417

Machinery — 0.4%
IDEX Corp.	263,072	52,393,420

Oil, Gas & Consumable Fuels — 1.8%
Cheniere Energy, Inc.	1,382,727	193,263,753
EQT Corp.	271,729	9,448,017

		202,711,770

Professional Services — 5.6%
CoStar Group, Inc.(a)	3,806,138	302,207,357
Equifax, Inc.(c)	939,156	195,926,725
Paycom Software, Inc.	513,763	143,920,429

		642,054,511

Semiconductors & Semiconductor Equipment — 9.2%
Enphase Energy, Inc.(a)	417,987	72,679,579
Entegris, Inc.	3,708,193	390,287,313
Monolithic Power Systems, Inc.	716,015	350,782,909
ON Semiconductor Corp.(a)	2,858,000	238,928,800

		1,052,678,601

Software — 13.9%
ANSYS, Inc.(a)(c)	875,794	283,398,180
Aspen Technology, Inc.(a)(c)	844,163	138,375,199
Cadence Design Systems, Inc.(a)	1,713,948	395,767,733
Crowdstrike Holdings, Inc., Class A(a)	901,168	144,304,032
HubSpot, Inc.(a)	578,408	299,609,560
Roper Technologies, Inc.	351,733	159,764,163
Splunk, Inc.(a)	1,528,570	151,771,715
Tyler Technologies, Inc.(a)(c)	62,010	24,615,490

		1,597,606,072

Specialized REITs — 0.2%
SBA Communications Corp.	98,406	21,824,483

Specialty Retail — 3.6%
Burlington Stores, Inc.(a)	806,563	121,355,469
Floor & Decor Holdings, Inc., Class A(a)(c)	1,722,257	157,259,287
Tractor Supply Co.	623,546	130,689,006

		409,303,762

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc.(a)	272,479	90,443,954

Total Long-Term Investments — 100.2% (Cost: $9,336,163,970)		11,509,269,243

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	34,969,706	$34,969,706
SL Liquidity Series, LLC, Money Market Series, 5.32%(e)(f)(g)	248,967,968	248,967,968

Total Short-Term Securities — 2.5% (Cost: $283,819,202)		283,937,674

Total Investments — 102.7% (Cost: $9,619,983,172)		11,793,206,917

Liabilities in Excess of Other Assets — (2.7)%		(304,628,332)

Net Assets — 100.0%		$11,488,578,585

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$73,220,432	$—		$(38,250,726	)(a)	$—	$—	$34,969,706	34,969,706	$2,486,844		$—
SL Liquidity Series, LLC, Money Market Series	194,058,888	54,801,246	(a)	—		44,087	63,747	248,967,968	248,967,968	922,371	(b)	—

						$44,087	$63,747	$283,937,674		$3,409,215		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$473,773,772	$—	$—	$473,773,772
Automobiles	268,764,018	—	—	268,764,018
Capital Markets	1,262,733,726	—	—	1,262,733,726
Commercial Services & Supplies	999,950,203	—	—	999,950,203
Communications Equipment	123,324,776	—	—	123,324,776
Construction & Engineering	96,445,609	—	—	96,445,609
Construction Materials	123,317,686	—	—	123,317,686
Distributors	125,641,974	—	—	125,641,974
Diversified Telecommunication Services	—	—	15	15
Electronic Equipment, Instruments & Components	169,093,453	—	—	169,093,453
Entertainment	468,626,882	—	—	468,626,882
Ground Transportation	223,046,173	—	—	223,046,173
Health Care Equipment & Supplies	690,899,499	—	—	690,899,499
Hotels, Restaurants & Leisure	525,107,156	220,091,545	—	745,198,701
Interactive Media & Services	231,171,839	—	—	231,171,839
IT Services	376,877,927	—	—	376,877,927
Life Sciences Tools & Services	1,061,386,417	—	—	1,061,386,417
Machinery	52,393,420	—	—	52,393,420
Oil, Gas & Consumable Fuels	202,711,770	—	—	202,711,770
Professional Services	642,054,511	—	—	642,054,511
Semiconductors & Semiconductor Equipment	1,052,678,601	—	—	1,052,678,601
Software	1,597,606,072	—	—	1,597,606,072
Specialized REITs	21,824,483	—	—	21,824,483
Specialty Retail	409,303,762	—	—	409,303,762
Textiles, Apparel & Luxury Goods	90,443,954	—	—	90,443,954
Short-Term Securities
Money Market Funds	34,969,706	—	—	34,969,706

	$11,324,147,389	$220,091,545	$15	11,544,238,949

Investments valued at NAV(a)				248,967,968

				$11,793,206,917

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Rocket Lab U.S.A., Inc., Class A(a)(b)	634,507	$2,906,042

Automobiles — 2.5%
Tesla, Inc.(a)(b)	537,501	109,612,579

Broadline Retail — 4.6%
Alibaba Group Holding Ltd., ADR(a)(b)	359,565	28,603,396
Amazon.com, Inc.(a)	733,381	88,431,081
Coupang, Inc., Class A(a)	1,270,178	19,814,777
MercadoLibre, Inc.(a)	53,906	66,789,534

		203,638,788

Capital Markets — 1.2%
MSCI, Inc., Class A	38,189	17,969,070
S&P Global, Inc.	99,924	36,715,075

		54,684,145

Communications Equipment — 1.3%
Arista Networks, Inc.(a)	154,118	25,635,988
Motorola Solutions, Inc.	107,210	30,224,643

		55,860,631

Diversified Consumer Services — 0.1%
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(c)(d)	2,241	3,768,635

Electrical Equipment — 0.6%
NEXTracker, Inc., Class A(a)(b)	717,031	27,426,436

Electronic Equipment, Instruments & Components — 1.2%
Flex Ltd.(a)	1,307,502	33,197,476
Keyence Corp.	39,200	19,003,294

		52,200,770

Entertainment — 2.6%
Netflix, Inc.(a)	87,885	34,734,789
ROBLOX Corp., Class A(a)	499,645	20,915,140
Spotify Technology SA(a)	225,570	33,587,373
Warner Music Group Corp., Class A	1,037,665	25,370,909

		114,608,211

Financial Services — 7.2%
Adyen NV(a)(e)	30,939	50,673,199
GMO Payment Gateway, Inc.	412,100	32,499,017
Mastercard, Inc., Class A	327,782	119,646,985
Visa, Inc., Class A	467,656	103,366,006
Wise PLC, Class A(a)	1,566,849	11,354,230

		317,539,437

Ground Transportation — 0.7%
Uber Technologies, Inc.(a)	847,184	32,133,689

Health Care Technology — 0.5%
M3, Inc.	917,800	20,371,625

Hotels, Restaurants & Leisure — 0.7%
Trip.com Group Ltd.(a)	934,350	29,758,010

Household Durables — 0.6%
Sony Group Corp.	268,900	25,217,545

Interactive Media & Services — 5.4%
Alphabet, Inc., Class A(a)	823,017	101,124,099
Meta Platforms, Inc., Class A(a)	377,059	99,815,059
Tencent Holdings Ltd.	887,700	35,130,143

		236,069,301

Security	Shares	Value

IT Services — 1.9%
Klarna Holdings AB (Acquired 09/15/20, cost $11,017,172)(a)(c)(d)	25,600	$5,152,437
MongoDB, Inc., Class A(a)	153,671	45,147,003
Shopify, Inc., Class A(a)(b)	418,249	23,919,660
Snowflake, Inc., Class A(a)	50,275	8,313,474

		82,532,574

Professional Services — 0.6%
RELX PLC	879,187	27,496,277

Real Estate Management & Development — 0.0%
KE Holdings, Inc., ADR(a)	104,488	1,487,909

Semiconductors & Semiconductor Equipment — 27.5%
Advanced Micro Devices, Inc.(a)	981,786	116,056,923
ASM International NV	102,041	44,397,373
ASML Holding NV	208,685	150,947,396
Broadcom, Inc.	133,674	108,003,245
First Solar, Inc.(a)	127,635	25,904,800
Lam Research Corp.	117,006	72,157,600
Marvell Technology, Inc.	1,137,788	66,549,220
Micron Technology, Inc.	543,492	37,066,155
Monolithic Power Systems, Inc.	141,977	69,555,952
NVIDIA Corp.	793,861	300,349,371
Renesas Electronics Corp.(a)	1,158,400	18,748,936
SOITEC(a)	304,386	42,780,586
SolarEdge Technologies, Inc.(a)	70,523	20,087,066
STMicroelectronics NV	1,283,978	55,887,165
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	351,888	34,692,638
Wolfspeed, Inc.(a)(b)	943,745	45,337,510

		1,208,521,936

Software — 27.1%
Adobe, Inc.(a)	55,153	23,042,372
Altium Ltd.	1,532,415	38,563,438
ANSYS, Inc.(a)	129,249	41,823,684
Aspen Technology, Inc.(a)(b)	140,501	23,030,924
Atlassian Corp., Class A(a)	157,761	28,521,611
Autodesk, Inc.(a)	94,780	18,898,184
Cadence Design Systems, Inc.(a)	617,967	142,694,760
Constellation Software, Inc.	22,107	45,077,272
Crowdstrike Holdings, Inc., Class A(a)(b)	143,583	22,991,946
Dassault Systemes SE	721,224	31,796,853
Databricks, Inc. (Acquired 07/24/20 - 09/02/20, cost $5,122,891)(a)(c)(d)	319,983	17,775,056
Fair Isaac Corp.(a)	78,995	62,221,992
Intuit, Inc.	159,667	66,919,633
Microsoft Corp.	1,275,538	418,873,924
Oracle Corp.	817,483	86,604,149
Salesforce, Inc.(a)	246,793	55,128,620
ServiceNow, Inc.(a)	64,781	35,291,393
Unqork, Inc. (Acquired 03/05/21, cost $4,093,769)(a)(c)(d)	149,520	880,673
Xero Ltd.(a)	391,876	27,977,232

		1,188,113,716

Specialty Retail — 0.0%
AceVector Ltd. (Acquired 05/07/14 - 10/29/14, cost $1,414,399)(a)(c)(d)	304,000	224,293

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2023	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 10.4%
Apple Inc.	2,459,346	$435,919,078
Samsung Electronics Co. Ltd.	382,584	20,525,809

		456,444,887

Total Common Stocks — 96.8% (Cost: $2,552,139,659)		4,250,617,436

Preferred Securities

Preferred Stocks — 2.4%

Diversified Consumer Services — 0.2%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,490,608)(a)(c)(d)	125	3,140,136
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(c)(d)	2,371	3,987,253

		7,127,389

IT Services — 1.0%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $22,196,442)(a)(c)(d)	202,570	35,149,804
Farmer’s Business Network, Inc., Series F (Acquired 07/31/20, cost $6,419,592)(a)(c)(d)	194,200	7,851,506

		43,001,310

Semiconductors & Semiconductor Equipment — 0.3%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(c)(d)	581,814	11,461,736

Software — 0.9%
Databricks, Inc.
Series F, 0.00% (Acquired 10/22/19, cost $3,700,005)(a)(c)(d)	258,450	14,356,897
Series G, 0.00% (Acquired 02/01/21, cost $12,500,003)(a)(c)(d)	211,425	11,744,659
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(c)(d)	184,153	12,527,929
Unqork, Inc.
Series A, 0.00% (Acquired 03/05/21, cost $194,941)(a)(c)(d)	7,120	44,215
Series B, 0.00% (Acquired 03/05/21, cost $314,316)(a)(c)(d)	11,480	78,408
Series C, 0.00% (Acquired 09/18/20, cost $8,323,340)(a)(c)(d)	304,000	2,580,960

Security	Shares	Value

Software (continued)
Unqork, Inc.
Series Seed, 0.00% (Acquired 03/05/21, cost $489,544)(a)(c)(d)	17,880	$106,565
Series Seed A, 0.00% (Acquired 03/05/21, cost $180,704)(a)(c)(d)	6,600	39,270

		41,478,903

Total Preferred Securities — 2.4% (Cost: $76,181,919)		103,069,338

Total Long-Term Investments — 99.2% (Cost: $2,628,321,578)		4,353,686,774

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(f)(g)	37,081,328	37,081,328
SL Liquidity Series, LLC, Money Market Series, 5.32%(f)(g)(h)	148,567,014	148,567,014

Total Short-Term Securities — 4.2% (Cost: $185,620,595)		185,648,342

Total Investments — 103.4% (Cost: $2,813,942,173)		4,539,335,116

Liabilities in Excess of Other Assets — (3.4)%		(150,274,641)

Net Assets — 100.0%		$4,389,060,475

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $130,870,432, representing 3.0% of its net assets as of period end, and an original cost of $101,257,792.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Technology Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$65,188,334	$—		$(28,107,006	)(a)	$—	$—	$37,081,328	37,081,328	$1,039,179		$—
SL Liquidity Series, LLC, Money Market Series	104,736,728	43,855,814	(a)	—		(24,547)	(981)	148,567,014	148,567,014	887,066	(b)	—

						$(24,547)	$(981)	$185,648,342		$1,926,245		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,906,042	$—	$—	$2,906,042
Automobiles	109,612,579	—	—	109,612,579
Broadline Retail	203,638,788	—	—	203,638,788
Capital Markets	54,684,145	—	—	54,684,145
Communications Equipment	55,860,631	—	—	55,860,631
Diversified Consumer Services	—	—	3,768,635	3,768,635
Electrical Equipment	27,426,436	—	—	27,426,436
Electronic Equipment, Instruments & Components	33,197,476	19,003,294	—	52,200,770
Entertainment	114,608,211	—	—	114,608,211
Financial Services	223,012,991	94,526,446	—	317,539,437
Ground Transportation	32,133,689	—	—	32,133,689
Health Care Technology	—	20,371,625	—	20,371,625
Hotels, Restaurants & Leisure	—	29,758,010	—	29,758,010
Household Durables	—	25,217,545	—	25,217,545
Interactive Media & Services	200,939,158	35,130,143	—	236,069,301
IT Services	77,380,137	—	5,152,437	82,532,574
Professional Services	—	27,496,277	—	27,496,277
Real Estate Management & Development	1,487,909	—	—	1,487,909
Semiconductors & Semiconductor Equipment	895,760,480	312,761,456	—	1,208,521,936
Software	1,071,120,464	98,337,523	18,655,729	1,188,113,716
Specialty Retail	—	—	224,293	224,293
Technology Hardware, Storage & Peripherals	435,919,078	20,525,809	—	456,444,887
Preferred Securities	—	—	103,069,338	103,069,338

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) May 31, 2023	BlackRock Technology Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$37,081,328	$—	$—	$37,081,328

	$3,576,769,542	$683,128,128	$130,870,432	4,390,768,102

Investments valued at NAV(a)				148,567,014

				$4,539,335,116

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening Balance, as of May 31, 2022	$65,174,021	$119,603,445	$184,777,466
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)		388,435	388,435
Net change in unrealized appreciation (depreciation)(a)(b)	(37,372,927)	(15,730,600)	(53,103,527)
Purchases	—	—	—
Sales	—	(1,191,942)	(1,191,942)

Closing Balance, as of May 31, 2023	$27,801,094	$103,069,338	$130,870,432

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023(b)	$(37,372,927)	$(15,730,600)	$(53,103,527)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
		Market	Revenue Multiple	2.75x - 28.00x	19.11x
			Volatility	70%	—
Common Stocks	$27,801,094		Time to Exit	3.0 year	—
		Market	Revenue Multiple	2.20x - 28.00x	12.60x
			Volatility	50%-70%	54%
			Time to Exit	3.0 - 4.0 years	3.8 years
Preferred Stocks	103,069,338		Market Adjustment Multiple	1.00x	—

	$130,870,432

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,114,055,514	$8,236,595,509	$8,143,921
Investments, at value — affiliated(c)	1,248,701	258,995,496	733,814
Cash	15,769	203,400	—
Foreign currency, at value(d)	—	1,443	113,909
Receivables:
Investments sold	—	30,639,804	180,029
Securities lending income — affiliated	637	124,758	—
Capital shares sold	1,938,219	5,563,949	1,753
Dividends — unaffiliated	1,740,121	11,179,298	28,301
Dividends — affiliated	33,830	865,934	2,289
From the Manager	—	—	57,974
Unrealized appreciation on forward foreign currency exchange contracts	—	378,924	—
Prepaid expenses	75,838	109,187	31,163

Total assets	3,119,108,629	8,544,657,702	9,293,153

LIABILITIES
Collateral on securities loaned	—	47,520,866	—
Payables:
Investments purchased	—	—	133,107
Accounting services fees	96,933	261,853	18,446
Administration fees	—	802,680	—
Capital shares redeemed	2,905,217	10,164,030	—
Investment advisory fees	3,095,217	9,821,009	—
Directors’ and Officer’s fees	6,032	18,079	1,362
Other accrued expenses	354,812	2,584,039	8,321
Other affiliate fees	70,352	77,400	—
Professional fees	72,807	257,310	738
Service and distribution fees	398,317	1,102,365	34
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	2,797,065	—
OTC swaps	—	—	6,763

Total liabilities	6,999,687	75,406,696	168,771

NET ASSETS	$3,112,108,942	$8,469,251,006	$9,124,382

NET ASSETS CONSIST OF:
Paid-in capital	$1,719,947,738	$5,460,834,340	$10,027,743
Accumulated earnings (loss)	1,392,161,204	3,008,416,666	(903,361)

NET ASSETS	$3,112,108,942	$8,469,251,006	$9,124,382

(a) Investments, at cost — unaffiliated	$1,765,714,728	$5,374,516,904	$8,375,054
(b) Securities loaned, at value	$—	$46,534,836	$—
(c) Investments, at cost — affiliated	$1,248,701	$258,962,231	$733,814
(d) Foreign currency, at cost	$—	$1,511	$114,372

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock	BlackRock	BlackRock
	Capital	Health	Infrastructure
	Appreciation	Sciences	Sustainable
	Fund,	Opportunities	Opportunities
	Inc.	Portfolio	Fund
NET ASSET VALUE
Institutional
Net assets	$678,964,542	$4,436,816,419	$101,647

Shares outstanding	21,423,568	64,800,095	11,246

Net asset value	$31.69	$68.47	$9.04

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Service
Net assets	N/A	$33,054,854	N/A

Shares outstanding	N/A	512,916	N/A

Net asset value	N/A	$64.44	N/A

Shares authorized	N/A	Unlimited	N/A

Par value	N/A	$0.001	N/A

Investor A
Net assets	$1,723,972,729	$2,865,706,353	$156,280

Shares outstanding	62,089,538	44,697,499	17,304

Net asset value	$27.77	$64.11	$9.03

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Investor C
Net assets	$39,581,427	$404,306,275	N/A

Shares outstanding	2,549,608	7,612,300	N/A

Net asset value	$15.52	$53.11	N/A

Shares authorized	300 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

Class K
Net assets	$645,859,575	$487,286,737	$8,866,455

Shares outstanding	20,134,257	7,105,217	980,553

Net asset value	$32.08	$68.58	$9.04

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Class R
Net assets	$23,730,669	$242,080,368	N/A

Shares outstanding	1,195,140	3,895,670	N/A

Net asset value	$19.86	$62.14	N/A

Shares authorized	500 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$11,509,269,243	$4,353,686,774
Investments, at value — affiliated(c)	283,937,674	185,648,342
Foreign currency, at value(d)	1,362	142,661
Receivables:
Investments sold	—	7,740,496
Securities lending income — affiliated	42,868	32,998
Capital shares sold	11,283,778	5,517,828
Dividends — unaffiliated	5,081,070	2,187,506
Dividends — affiliated	140,565	248,733
From the Manager	339,041	72,977
Prepaid expenses	320,149	103,790

Total assets	11,810,415,750	4,555,382,105

LIABILITIES
Collateral on securities loaned	249,110,212	148,742,881
Payables:
Investments purchased	31,931,070	879,810
Accounting services fees	341,786	128,738
Administration fees	802,664	262,530
Capital shares redeemed	24,485,885	8,838,004
Investment advisory fees	12,159,620	5,360,003
Directors’ and Officer’s fees	20,767	7,824
Other accrued expenses	2,331,718	1,448,281
Professional fees	85,816	101,854
Service and distribution fees	567,627	551,705

Total liabilities	321,837,165	166,321,630

NET ASSETS	$11,488,578,585	$4,389,060,475

NET ASSETS CONSIST OF:
Paid-in capital	$11,635,921,943	$3,393,343,776
Accumulated earnings (loss)	(147,343,358)	995,716,699

NET ASSETS	$11,488,578,585	$4,389,060,475

(a) Investments, at cost — unaffiliated	$9,336,163,970	$2,628,321,578
(b) Securities loaned, at value	$240,420,753	$146,110,027
(c) Investments, at cost — affiliated	$283,819,202	$185,620,595
(d) Foreign currency, at cost	$1,533	$143,825

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund
NET ASSET VALUE
Institutional
Net assets	$5,266,832,487	$2,316,550,134

Shares outstanding	160,622,265	48,528,618

Net asset value	$32.79	$47.74

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Service
Net assets	$62,693,160	$47,331,868

Shares outstanding	2,144,598	1,064,763

Net asset value	$29.23	$44.45

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$1,637,289,028	$1,572,975,571

Shares outstanding	58,782,301	36,272,358

Net asset value	$27.85	$43.37

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$194,849,227	$259,247,167

Shares outstanding	9,415,385	7,496,588

Net asset value	$20.69	$34.58

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$4,233,487,789	$157,184,961

Shares outstanding	128,470,700	3,286,206

Net asset value	$32.95	$47.83

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class R
Net assets	$93,426,894	$35,770,774

Shares outstanding	3,446,600	823,438

Net asset value	$27.11	$43.44

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock	BlackRock	BlackRock
	Capital	Health	Infrastructure
	Appreciation	Sciences	Sustainable
	Fund,	Opportunities	Opportunities
	Inc.	Portfolio	Fund

INVESTMENT INCOME
Dividends — unaffiliated	$21,885,555	$113,426,725	$238,497
Dividends — affiliated	828,727	3,744,482	12,977
Securities lending income — affiliated — net	44,275	1,526,277	699
Other income — unaffiliated	—	284,956	—
Foreign taxes withheld	(486,196)	(661,289)	(20,311)
Foreign withholding tax claims	—	1,692,134	—

Total investment income	22,272,361	120,013,285	231,862

EXPENSES
Investment advisory	18,895,746	60,247,467	71,343
Service and distribution — class specific	4,599,530	13,684,706	287
Transfer agent — class specific	2,648,497	8,764,309	374
Accounting services	201,580	524,611	36,984
Professional	152,404	337,910	91,732
Registration	141,064	228,894	42,284
Custodian	52,289	188,952	8,413
Printing and postage	35,837	50,341	49,399
Directors and Officer	33,629	63,555	6,655
Administration	—	3,112,373	3,790
Administration — class specific	—	1,800,920	1,784
Offering	—	—	61,000
Miscellaneous	67,825	280,640	12,548

Total expenses	26,828,401	89,284,678	386,593
Less:
Administration fees waived	—	—	(3,772)
Administration fees waived by the Manager — class specific	—	—	(1,755)
Fees waived and/or reimbursed by the Manager	(25,336)	(99,438)	(295,637)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	—	(313)

Total expenses after fees waived and/or reimbursed	26,803,065	89,185,240	85,116

Net investment income (loss)	(4,530,704)	30,828,045	146,746

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	110,416,491	349,565,967	(705,411)
Investments — affiliated	3,022	38,791	12
Options written	—	(7,700)	—
Forward foreign currency exchange contracts	—	4,341,658	—
Foreign currency transactions	207,470	14,989	(3,895)
Swaps	—	—	11,570

	110,626,983	353,953,705	(697,724)

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations  (continued)

Year Ended May 31, 2023

	BlackRock	BlackRock	BlackRock
	Capital	Health	Infrastructure
	Appreciation	Sciences	Sustainable
	Fund,	Opportunities	Opportunities
	Inc.	Portfolio	Fund
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$44,750,621	$(196,755,500)	$17,410
Investments — affiliated	(2,158)	4,490	—
Forward foreign currency exchange contracts	—	(7,496,710)	—
Foreign currency translations	(2,510)	22,251	(1,275)
Swaps	—	—	(10,627)

	44,745,953	(204,225,469)	5,508

Net realized and unrealized gain (loss)	155,372,936	149,728,236	(692,216)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150,842,232	$180,556,281	$(545,470)

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended May 31, 2023

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund

INVESTMENT INCOME
Dividends — unaffiliated	$65,891,017	$25,638,375
Dividends — affiliated	2,486,844	1,039,179
Securities lending income — affiliated — net	922,371	887,066
Foreign taxes withheld	(1,212,041)	(870,769)

Total investment income	68,088,191	26,693,851

EXPENSES
Investment advisory	77,735,522	33,073,813
Transfer agent — class specific	12,963,111	5,140,943
Service and distribution — class specific	7,107,004	6,473,376
Administration	4,214,339	1,577,988
Administration — class specific	2,483,246	856,993
Accounting services	709,057	268,543
Registration	509,921	418,307
Custodian	186,018	165,914
Professional	146,940	168,964
Printing and postage	70,563	37,372
Directors and Officer	52,487	34,177
Miscellaneous	180,944	99,558

Total expenses	106,359,152	48,315,948
Less:
Administration fees waived by the Manager — class specific	(1,598,012)	(830,678)
Fees waived and/or reimbursed by the Manager	(80,278)	(22,147)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,477,330)	(1,672,092)

Total expenses after fees waived and/or reimbursed	102,203,532	45,791,031

Net investment loss	(34,115,341)	(19,097,180)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,145,753,265)	(263,300,810)
Investments — affiliated	44,087	(24,547)
Foreign currency transactions	(125,342)	(730,497)

	(1,145,834,520)	(264,055,854)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	1,071,286,355	408,218,401
Investments — affiliated	63,747	(981)
Foreign currency translations	(123,224)	13,880

	1,071,226,878	408,231,300

Net realized and unrealized gain (loss)	(74,607,642)	144,175,446

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(108,722,983)	$125,078,266

(a) Net of reduction in deferred foreign capital gain tax of	—	1,249,779

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.		BlackRock Health Sciences Opportunities Portfolio

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(4,530,704)	$(16,516,609)	$30,828,045	$16,788,132
Net realized gain	110,626,983	368,362,544	353,953,705	1,099,713,705
Net change in unrealized appreciation (depreciation)	44,745,953	(1,070,518,893)	(204,225,469)	(1,482,036,501)

Net increase (decrease) in net assets resulting from operations	150,842,232	(718,672,958)	180,556,281	(365,534,664)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(60,013,923)	(130,528,578)	(349,006,342)	(516,524,194)
Service	—	—	(2,578,561)	(3,833,641)
Investor A	(137,177,573)	(328,770,936)	(224,765,771)	(314,788,449)
Investor C	(5,779,913)	(13,984,071)	(43,035,902)	(65,533,391)
Class K	(42,620,608)	(101,284,889)	(31,126,901)	(43,731,512)
Class R	(2,479,998)	(6,004,941)	(18,314,016)	(25,626,380)

Decrease in net assets resulting from distributions to shareholders	(248,072,015)	(580,573,415)	(668,827,493)	(970,037,567)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(324,095,316)	254,523,260	(536,587,817)	(174,654,649)

Capital contribution from affiliate	—	—	—	183,194

NET ASSETS
Total decrease in net assets	(421,325,099)	(1,044,723,113)	(1,024,859,029)	(1,510,043,686)
Beginning of year	3,533,434,041	4,578,157,154	9,494,110,035	11,004,153,721

End of year	$3,112,108,942	$3,533,434,041	$8,469,251,006	$9,494,110,035

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Infrastructure Sustainable Opportunities Fund		BlackRock Mid-Cap Growth Equity Portfolio

	Year Ended 05/31/23	Period from 09/30/21(a) to 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$146,746	$75,299	$(34,115,341)	$(96,337,557)
Net realized gain (loss)	(697,724)	219,282	(1,145,834,520)	(861,239,707)
Net change in unrealized appreciation (depreciation)	5,508	(243,994)	1,071,226,878	(3,892,585,642)

Net increase (decrease) in net assets resulting from operations	(545,470)	50,587	(108,722,983)	(4,850,162,906)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(4,103)	(797)	—	(495,288,827)
Service	—	—	—	(6,119,263)
Investor A	(3,968)	(706)	—	(153,891,201)
Investor C	—	—	—	(26,348,042)
Class K	(378,721)	(76,679)	—	(214,611,593)
Class R	—	—	—	(6,308,880)

Decrease in net assets resulting from distributions to shareholders	(386,792)	(78,182)	—	(902,567,806)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	64,099	10,020,140	(2,206,262,520)	3,483,893,548

NET ASSETS
Total increase (decrease) in net assets	(868,163)	9,992,545	(2,314,985,503)	(2,268,837,164)
Beginning of period	9,992,545	—	13,803,564,088	16,072,401,252

End of period	$9,124,382	$9,992,545	$11,488,578,585	$13,803,564,088

(a)	Commencement of operations.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets  (continued)

	BlackRock Technology Opportunities Fund

	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(19,097,180)	$(48,945,433)
Net realized loss	(264,055,854)	(141,299,490)
Net change in unrealized appreciation (depreciation)	408,231,300	(1,754,816,313)

Net increase (decrease) in net assets resulting from operations	125,078,266	(1,945,061,236)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(364,665,690)
Service	—	(6,205,984)
Investor A	—	(200,086,265)
Investor C	—	(39,592,660)
Class K	—	(13,962,671)
Class R	—	(3,782,264)

Decrease in net assets resulting from distributions to shareholders	—	(628,295,534)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(893,403,112)	(435,571,918)

NET ASSETS
Total decrease in net assets	(768,324,846)	(3,008,928,688)
Beginning of year	5,157,385,321	8,166,314,009

End of year	$4,389,060,475	$5,157,385,321

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$31.98	$43.32	$38.32		$30.52	$33.72	$29.08

Net investment income (loss)(a)	0.00 (b)	(0.09)	(0.06)		(0.07)	(0.05)	0.00	(b)(c)
Net realized and unrealized gain (loss)	1.82	(6.14)	7.06		10.81	0.23	7.97

Net increase (decrease) from investment operations	1.82	(6.23)	7.00		10.74	0.18	7.97

Distributions from net realized gain(d)	(2.11)	(5.11)	(2.00)		(2.94)	(3.38)	(3.33)

Net asset value, end of period	$31.69	$31.98	$43.32		$38.32	$30.52	$33.72

Total Return(e)
Based on net asset value	6.81%	(17.30)%	18.72	%(f)	38.17%	1.77%	30.19%

Ratios to Average Net Assets(g)

Total expenses	0.73%	0.70%	0.72	%(h)	0.75%	0.75%	0.76%

Total expenses after fees waived and/or reimbursed	0.73%	0.70%	0.72	%(h)	0.75%	0.75%	0.76%

Net investment income (loss)	0.01%	(0.21)%	(0.21	)%(h)	(0.22)%	(0.17)%	0.01	%(c)

Supplemental Data
Net assets, end of period (000)	$678,965	$943,275	$1,072,833		$911,484	$644,983	$600,032

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$28.38	$39.00	$34.74		$27.99	$31.25	$27.16

Net investment loss(a)	(0.07)	(0.18)	(0.11)		(0.14)	(0.12)	(0.08	)(b)
Net realized and unrealized gain (loss)	1.57	(5.39)	6.37		9.83	0.18	7.41

Net increase (decrease) from investment operations	1.50	(5.57)	6.26		9.69	0.06	7.33

Distributions from net realized gain(c)	(2.11)	(5.05)	(2.00)		(2.94)	(3.32)	(3.24)

Net asset value, end of period	$27.77	$28.38	$39.00		$34.74	$27.99	$31.25

Total Return(d)
Based on net asset value	6.53%	(17.51)%	18.51	%(e)	37.84%	1.48%	29.85%

Ratios to Average Net Assets(f)

Total expenses	1.00%	0.97%	0.97	%(g)	1.01%	1.01%	1.04%

Total expenses after fees waived and/or reimbursed	1.00%	0.97%	0.97	%(g)	1.01%	1.01%	1.04%

Net investment loss	(0.27)%	(0.48)%	(0.46	)%(g)	(0.48)%	(0.43)%	(0.28	)%(b)

Supplemental Data
Net assets, end of period (000)	$1,723,973	$1,871,340	$2,551,211		$2,195,906	$1,692,630	$1,751,581

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$17.01	$25.27	$23.27		$19.81	$23.29	$20.88

Net investment loss(a)	(0.16)	(0.29)	(0.20)		(0.25)	(0.24)	(0.23	)(b)
Net realized and unrealized gain (loss)	0.78	(3.05)	4.20		6.65	0.04	5.56

Net increase (decrease) from investment operations	0.62	(3.34)	4.00		6.40	(0.20)	5.33

Distributions from net realized gain(c)	(2.11)	(4.92)	(2.00)		(2.94)	(3.28)	(2.92)

Net asset value, end of period	$15.52	$17.01	$25.27		$23.27	$19.81	$23.29

Total Return(d)
Based on net asset value	5.62%	(18.18)%	17.89	%(e)	36.73%	0.72%	28.77%

Ratios to Average Net Assets(f)

Total expenses	1.84%	1.76%	1.77	%(g)	1.79%	1.81%	1.84%

Total expenses after fees waived and/or reimbursed	1.84%	1.76%	1.77	%(g)	1.79%	1.81%	1.84%

Net investment loss	(1.11)%	(1.28)%	(1.27	)%(g)	(1.26)%	(1.23)%	(1.09	)%(b)

Supplemental Data
Net assets, end of period (000)	$39,581	$48,332	$72,075		$89,336	$195,908	$276,097

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.32	$43.71	$38.63		$30.71	$33.91	$29.24

Net investment income (loss)(a)	0.02	(0.06)	(0.03)		(0.04)	(0.02)	0.04	(b)
Net realized and unrealized gain (loss)	1.85	(6.20)	7.11		10.90	0.23	8.01

Net increase (decrease) from investment operations	1.87	(6.26)	7.08		10.86	0.21	8.05

Distributions from net realized gain(c)	(2.11)	(5.13)	(2.00)		(2.94)	(3.41)	(3.38)

Net asset value, end of period	$32.08	$32.32	$43.71		$38.63	$30.71	$33.91

Total Return(d)
Based on net asset value	6.90%	(17.22)%	18.78	%(e)	38.33%	1.86%	30.36%

Ratios to Average Net Assets(f)

Total expenses	0.65%	0.64%	0.63	%(g)	0.64%	0.65%	0.65%

Total expenses after fees waived and/or reimbursed	0.65%	0.63%	0.63	%(g)	0.64%	0.64%	0.65%

Net investment income (loss)	0.08%	(0.15)%	(0.13	)%(g)	(0.11)%	(0.06)%	0.14	%(b)

Supplemental Data
Net assets, end of period (000)	$645,860	$646,115	$845,106		$682,107	$552,523	$568,169

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$21.02	$30.12	$27.30		$22.65	$26.00	$23.12

Net investment loss(a)	(0.11)	(0.23)	(0.15)		(0.17)	(0.16)	(0.13	)(b)
Net realized and unrealized gain (loss)	1.06	(3.88)	4.97		7.76	0.09	6.19

Net increase (decrease) from investment operations	0.95	(4.11)	4.82		7.59	(0.07)	6.06

Distributions from net realized gain(c)	(2.11)	(4.99)	(2.00)		(2.94)	(3.28)	(3.18)

Net asset value, end of period	$19.86	$21.02	$30.12		$27.30	$22.65	$26.00

Total Return(d)
Based on net asset value	6.17%	(17.82)%	18.26	%(e)	37.45%	1.19%	29.49%

Ratios to Average Net Assets(f)

Total expenses	1.37%	1.33%	1.30	%(g)	1.28%	1.29%	1.30%

Total expenses after fees waived and/or reimbursed	1.36%	1.33%	1.30	%(g)	1.28%	1.29%	1.30%

Net investment loss	(0.63)%	(0.85)%	(0.80	)%(g)	(0.75)%	(0.71)%	(0.54	)%(b)

Supplemental Data
Net assets, end of period (000)	$23,731	$24,371	$36,933		$37,741	$54,828	$84,484

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$72.10	$81.77		$75.37		$61.55		$67.67	$57.28

Net investment income(a)	0.34	0.24		0.13		0.19		0.28	0.24
Net realized and unrealized gain (loss)	1.07	(2.75)		9.66		16.26		(1.64)	12.18

Net increase (decrease) from investment operations	1.41	(2.51)		9.79		16.45		(1.36)	12.42

Distributions(b)

From net investment income	(0.38)	(0.16)		(0.13)		(0.32)		(0.23)	(0.02)
From net realized gain	(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)

Total distributions	(5.04)	(7.16)		(3.39)		(2.63)		(4.76)	(2.03)

Net asset value, end of period	$68.47	$72.10		$81.77		$75.37		$61.55	$67.67

Total Return(c)
Based on net asset value	2.25%	(3.55	)%(d)	13.37	%(e)	27.34	%(f)	(1.84)%	22.47%

Ratios to Average Net Assets(g)

Total expenses	0.84%	0.85%		0.84	%(h)	0.85%		0.85%	0.87%

Total expenses after fees waived and/or reimbursed	0.84%	0.85%		0.84	%(h)	0.85%		0.84%	0.86%

Net investment income	0.49%	0.31%		0.24	%(h)	0.28%		0.45%	0.40%

Supplemental Data
Net assets, end of period (000)	$4,436,816	$5,062,514		$5,990,131		$5,133,191		$3,095,352	$2,944,146

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$68.16	$77.63		$71.63		$58.66		$64.73	$54.90

Net investment income (loss)(a)	0.13	0.01		(0.03)		(0.01)		0.08	0.05
Net realized and unrealized gain (loss)	1.00	(2.61)		9.18		15.48		(1.57)	11.67

Net increase (decrease) from investment operations	1.13	(2.60)		9.15		15.47		(1.49)	11.72

Distributions(b)

From net investment income	(0.19)	—		—		(0.19)		(0.05)	—
From net realized gain	(4.66)	(6.87)		(3.15)		(2.31)		(4.53)	(1.89)

Total distributions	(4.85)	(6.87)		(3.15)		(2.50)		(4.58)	(1.89)

Net asset value, end of period	$64.44	$68.16		$77.63		$71.63		$58.66	$64.73

Total Return(c)
Based on net asset value	1.94%	(3.83	)%(d)	13.15	%(e)	26.96	%(f)	(2.16)%	22.10%

Ratios to Average Net Assets(g)

Total expenses	1.14%	1.14%		1.14	%(h)	1.15%		1.15%	1.17%

Total expenses after fees waived and/or reimbursed	1.14%	1.14%		1.14	%(h)	1.15%		1.15%	1.16%

Net investment income (loss)	0.19%	0.02%		(0.07	)%(h)	(0.02)%		0.14%	0.10%

Supplemental Data
Net assets, end of period (000)	$33,055	$36,625		$43,825		$40,252		$34,708	$39,325

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$67.84	$77.31		$71.37		$58.45		$64.50	$54.70

Net investment income (loss)(a)	0.16	0.05		(0.01)		0.01		0.10	0.06
Net realized and unrealized gain (loss)	0.99	(2.59)		9.15		15.42		(1.56)	11.63

Net increase (decrease) from investment operations	1.15	(2.54)		9.14		15.43		(1.46)	11.69

Distributions(b)

From net investment income	(0.22)	—		—		(0.20)		(0.06)	—
From net realized gain	(4.66)	(6.93)		(3.20)		(2.31)		(4.53)	(1.89)

Total distributions	(4.88)	(6.93)		(3.20)		(2.51)		(4.59)	(1.89)

Net asset value, end of period	$64.11	$67.84		$77.31		$71.37		$58.45	$64.50

Total Return(c)
Based on net asset value	1.99%	(3.78	)%(d)	13.18	%(e)	26.99	%(f)	(2.11)%	22.13%

Ratios to Average Net Assets(g)

Total expenses	1.09%	1.09%		1.10	%(h)	1.11%		1.12%	1.15%

Total expenses after fees waived and/or reimbursed	1.09%	1.09%		1.10	%(h)	1.11%		1.12%	1.14%

Net investment income (loss)	0.24%	0.07%		(0.02	)%(h)	0.01%		0.17%	0.11%

Supplemental Data
Net assets, end of period (000)	$2,865,706	$3,151,912		$3,496,818		$3,135,882		$2,598,888	$2,767,303

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$57.24	$66.15		$61.38		$50.74		$56.55	$48.54

Net investment loss(a)	(0.27)	(0.43)		(0.33)		(0.40)		(0.28)	(0.30)
Net realized and unrealized gain (loss)	0.80	(2.17)		7.85		13.34		(1.38)	10.20

Net increase (decrease) from investment operations	0.53	(2.60)		7.52		12.94		(1.66)	9.90

Distributions from net realized gain(b)	(4.66)	(6.31)		(2.75)		(2.30)		(4.15)	(1.89)

Net asset value, end of period	$53.11	$57.24		$66.15		$61.38		$50.74	$56.55

Total Return(c)
Based on net asset value	1.22%	(4.50	)%(d)	12.61	%(e)	26.09	%(f)	(2.82)%	21.22%

Ratios to Average Net Assets(g)

Total expenses	1.85%	1.84%		1.84	%(h)	1.85%		1.85%	1.87%

Total expenses after fees waived and/or reimbursed	1.85%	1.84%		1.84	%(h)	1.85%		1.85%	1.87%

Net investment loss	(0.51)%	(0.68)%		(0.77	)%(h)	(0.72)%		(0.56)%	(0.61)%

Supplemental Data
Net assets, end of period (000)	$404,306	$542,880		$719,525		$773,522		$745,636	$1,017,205

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$72.21	$81.91		$75.50		$61.63		$67.75	$57.37

Net investment income(a)	0.40	0.33		0.18		0.27		0.34	0.32
Net realized and unrealized gain (loss)	1.08	(2.77)		9.68		16.28		(1.65)	12.17

Net increase (decrease) from investment operations	1.48	(2.44)		9.86		16.55		(1.31)	12.49

Distributions(b)

From net investment income	(0.45)	(0.26)		(0.19)		(0.37)		(0.28)	(0.10)
From net realized gain	(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)

Total distributions	(5.11)	(7.26)		(3.45)		(2.68)		(4.81)	(2.11)

Net asset value, end of period	$68.58	$72.21		$81.91		$75.50		$61.63	$67.75

Total Return(c)
Based on net asset value	2.34%	(3.44	)%(d)	13.45	%(e)	27.47	%(f)	(1.75)%	22.58%

Ratios to Average Net Assets(g)

Total expenses	0.75%	0.74%		0.74	%(h)	0.75%		0.75%	0.77%

Total expenses after fees waived and/or reimbursed	0.75%	0.74%		0.74	%(h)	0.75%		0.75%	0.76%

Net investment income	0.59%	0.42%		0.34	%(h)	0.39%		0.55%	0.53%

Supplemental Data
Net assets, end of period (000)	$487,287	$436,984		$464,179		$344,822		$171,517	$130,129

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$65.94	$75.28		$69.54		$57.05		$63.09	$53.71

Net investment loss(a)	(0.08)	(0.21)		(0.18)		(0.20)		(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.96	(2.52)		8.91		15.05		(1.53)	11.38

Net increase (decrease) from investment operations	0.88	(2.73)		8.73		14.85		(1.62)	11.27

Distributions(b)

From net investment income	(0.02)	—		—		(0.05)		—	—
From net realized gain	(4.66)	(6.61)		(2.99)		(2.31)		(4.42)	(1.89)

Total distributions	(4.68)	(6.61)		(2.99)		(2.36)		(4.42)	(1.89)

Net asset value, end of period	$62.14	$65.94		$75.28		$69.54		$57.05	$63.09

Total Return(c)
Based on net asset value	1.62%	(4.12	)%(d)	12.91	%(e)	26.60	%(f)	(2.44)%	21.75%

Ratios to Average Net Assets(g)

Total expenses	1.46%	1.45%		1.44	%(h)	1.45%		1.45%	1.46%

Total expenses after fees waived and/or reimbursed	1.46%	1.45%		1.44	%(h)	1.45%		1.45%	1.46%

Net investment loss	(0.13)%	(0.29)%		(0.37	)%(h)	(0.32)%		(0.15)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$242,080	$263,195		$289,676		$260,488		$224,862	$241,495

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund

	Institutional
		Period from
	Year Ended	09/30/21	(a)
	05/31/23	to 05/31/22

Net asset value, beginning of period	$9.97	$10.00

Net investment income(b)	0.14	0.07
Net realized and unrealized loss	(0.68)	(0.02)

Net increase (decrease) from investment operations	(0.54)	0.05

Distributions(c)

From net investment income	(0.13)	(0.04)
From net realized gain	(0.26)	(0.04)

Total distributions	(0.39)	(0.08)

Net asset value, end of period	$9.04	$9.97

Total Return(d)
Based on net asset value	(5.32)%	0.45	%(e)

Ratios to Average Net Assets(f)

Total expenses	4.54%	3.62	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.00%	1.00	%(g)

Net investment income	1.60%	1.09	%(g)

Supplemental Data
Net assets, end of period (000)	$102	$107

Portfolio turnover rate(i)	104%	70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.45%.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Investor A
		Period from
	Year Ended	09/30/21	(a)
	05/31/23	to 05/31/22

Net asset value, beginning of period	$9.96	$10.00

Net investment income(b)	0.13	0.06
Net realized and unrealized loss	(0.69)	(0.03)

Net increase (decrease) from investment operations	(0.56)	0.03

Distributions(c)

From net investment income	(0.11)	(0.03)
From net realized gain	(0.26)	(0.04)

Total distributions	(0.37)	(0.07)

Net asset value, end of period	$9.03	$9.96

Total Return(d)
Based on net asset value	(5.55)%	0.29	%(e)

Ratios to Average Net Assets(f)

Total expenses	4.75%	3.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.25%	1.25	%(g)

Net investment income	1.41%	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$156	$109

Portfolio turnover rate(i)	104%	70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.71%.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Class K
		Period from
	Year Ended	09/30/21	(a)
	05/31/23	to 05/31/22

Net asset value, beginning of period	$9.97	$10.00

Net investment income(b)	0.15	0.08
Net realized and unrealized loss	(0.69)	(0.03)

Net increase (decrease) from investment operations	(0.54)	0.05

Distributions(c)

From net investment income	(0.13)	(0.04)
From net realized gain	(0.26)	(0.04)

Total distributions	(0.39)	(0.08)

Net asset value, end of period	$9.04	$9.97

Total Return(d)
Based on net asset value	(5.27)%	0.46	%(e)

Ratios to Average Net Assets(f)

Total expenses	4.33%	3.36	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.95%	0.95	%(g)

Net investment income	1.65%	1.13	%(g)

Supplemental Data
Net assets, end of period (000)	$8,866	$9,777

Portfolio turnover rate(i)	104%	70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.21%.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.83	$45.95	$36.56		$28.68	$27.87	$22.10

Net investment loss(a)	(0.08)	(0.23)	(0.15)		(0.14)	(0.09)	(0.11)

Net realized and unrealized gain (loss)	0.04	(10.52)	9.54		8.14	1.95	6.63

Net increase (decrease) from investment operations	(0.04)	(10.75)	9.39		8.00	1.86	6.52

Distributions from net realized gain(b)	—	(2.37)	—		(0.12)	(1.05)	(0.75)

Net asset value, end of period	$32.79	$32.83	$45.95		$36.56	$28.68	$27.87

Total Return(c)
Based on net asset value	(0.12)%	(24.87)%	25.68	%(d)	27.98%	7.43%	30.34%

Ratios to Average Net Assets(e)

Total expenses	0.84%	0.81%	0.80	%(f)	0.85%	0.87%	0.93	%(g)

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.80	%(f)	0.80%	0.80%	0.86%

Net investment loss	(0.25)%	(0.52)%	(0.52	)%(f)	(0.43)%	(0.34)%	(0.45)%

Supplemental Data
Net assets, end of period (000)	$5,266,832	$7,095,644	$9,260,191		$6,003,280	$2,700,531	$1,063,328

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 0.93%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$29.34	$41.34	$32.95		$25.92	$25.30	$20.18

Net investment loss(a)	(0.14)	(0.31)	(0.20)		(0.19)	(0.15)	(0.17)

Net realized and unrealized gain (loss)	0.03	(9.39)	8.59		7.34	1.76	6.04

Net increase (decrease) from investment operations	(0.11)	(9.70)	8.39		7.15	1.61	5.87

Distributions from net realized gain(b)	—	(2.30)	—		(0.12)	(0.99)	(0.75)

Net asset value, end of period	$29.23	$29.34	$41.34		$32.95	$25.92	$25.30

Total Return(c)
Based on net asset value	(0.38)%	(25.06)%	25.46	%(d)	27.68%	7.15%	30.03%

Ratios to Average Net Assets(e)

Total expenses	1.10%	1.09%	1.10	%(f)	1.11%	1.16%	1.25	%(g)

Total expenses after fees waived and/or reimbursed	1.05%	1.05%	1.05	%(f)	1.05%	1.05%	1.12%

Net investment loss	(0.50)%	(0.77)%	(0.78	)%(f)	(0.67)%	(0.59)%	(0.73)%

Supplemental Data
Net assets, end of period (000)	$62,693	$81,276	$104,997		$83,680	$61,293	$33,768

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.25%.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.96	$39.50	$31.48		$24.78	$24.22	$19.30

Net investment loss(a)	(0.14)	(0.29)	(0.19)		(0.18)	(0.14)	(0.18)

Net realized and unrealized gain (loss)	0.03	(8.94)	8.21		7.00	1.68	5.79

Net increase (decrease) from investment operations	(0.11)	(9.23)	8.02		6.82	1.54	5.61

Distributions from net realized gain(b)	—	(2.31)	—		(0.12)	(0.98)	(0.69)

Net asset value, end of period	$27.85	$27.96	$39.50		$31.48	$24.78	$24.22

Total Return(c)
Based on net asset value	(0.39)%	(25.05)%	25.48	%(d)	27.61%	7.17%	29.98%

Ratios to Average Net Assets(e)

Total expenses	1.13%	1.09%	1.09	%(f)	1.14%	1.16%	1.29	%(g)

Total expenses after fees waived and/or reimbursed	1.05%	1.05%	1.05	%(f)	1.05%	1.05%	1.19%

Net investment loss	(0.50)%	(0.78)%	(0.78	)%(f)	(0.67)%	(0.58)%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$1,637,289	$1,913,190	$2,577,151		$1,917,773	$1,335,467	$801,263

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.26%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$20.93	$30.22	$24.20		$19.21	$19.04	$15.36

Net investment loss(a)	(0.25)	(0.43)	(0.29)		(0.30)	(0.24)	(0.26)

Net realized and unrealized gain (loss)	0.01	(6.67)	6.31		5.41	1.28	4.57

Net increase (decrease) from investment operations	(0.24)	(7.10)	6.02		5.11	1.04	4.31

Distributions from net realized gain(b)	—	(2.19)	—		(0.12)	(0.87)	(0.63)

Net asset value, end of period	$20.69	$20.93	$30.22		$24.20	$19.21	$19.04

Total Return(c)
Based on net asset value	(1.15)%	(25.61)%	24.88	%(d)	26.72%	6.33%	29.05%

Ratios to Average Net Assets(e)

Total expenses	1.83%	1.78%	1.80	%(f)	1.84%	1.86%	1.94	%(g)

Total expenses after fees waived and/or reimbursed	1.80%	1.78%	1.79	%(f)	1.80%	1.80%	1.88%

Net investment loss	(1.25)%	(1.51)%	(1.52	)%(f)	(1.42)%	(1.33)%	(1.49)%

Supplemental Data
Net assets, end of period (000)	$194,849	$243,284	$357,360		$280,143	$209,923	$164,083

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.94%.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$32.96	$46.10	$36.66		$28.74		$27.93		$22.14

Net investment loss(a)	(0.05)	(0.17)	(0.12)		(0.12)		(0.09)		(0.07)

Net realized and unrealized gain (loss)	0.04	(10.58)	9.56		8.16		1.96		6.62

Net increase (decrease) from investment operations	(0.01)	(10.75)	9.44		8.04		1.87		6.55

Distributions from net realized gain(b)	—	(2.39)	—		(0.12)		(1.06)		(0.76)

Net asset value, end of period	$32.95	$32.96	$46.10		$36.66		$28.74		$27.93

Total Return(c)
Based on net asset value	(0.03)%	(24.79)%	25.75	%(d)	28.06%		7.47%		30.46%

Ratios to Average Net Assets(e)

Total expenses	0.71%	0.70%	0.70	%(f)	0.73	%(g)	0.76	%(h)	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.71%	0.70%	0.70	%(f)	0.73%		0.75%		0.76%

Net investment loss	(0.15)%	(0.40)%	(0.42	)%(f)	(0.36)%		(0.31)%		(0.29)%

Supplemental Data
Net assets, end of period (000)	$4,233,488	$4,376,642	$3,674,402		$2,011,727		$652,138		$139,138

Portfolio turnover rate	46%	28%	22%		35%		38%		43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2019, the expense ratio would have been 0.75%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.28	$38.65	$30.85		$24.34	$23.83	$19.02

Net investment loss(a)	(0.20)	(0.37)	(0.25)		(0.24)	(0.19)	(0.22)
Net realized and unrealized gain (loss)	0.03	(8.73)	8.05		6.87	1.65	5.69

Net increase (decrease) from investment operations	(0.17)	(9.10)	7.80		6.63	1.46	5.47

Distributions from net realized gain(b)	—	(2.27)	—		(0.12)	(0.95)	(0.66)

Net asset value, end of period	$27.11	$27.28	$38.65		$30.85	$24.34	$23.83

Total Return(c)
Based on net asset value	(0.62)%	(25.24)%	25.28	%(d)	27.33%	6.89%	29.63%

Ratios to Average Net Assets(e)

Total expenses	1.42%	1.40%	1.39	%(f)	1.45%	1.47%	1.59	%(g)

Total expenses after fees waived and/or reimbursed	1.30%	1.30%	1.30	%(f)	1.30%	1.30%	1.43%

Net investment loss	(0.75)%	(1.02)%	(1.03	)%(f)	(0.92)%	(0.83)%	(1.05)%

Supplemental Data
Net assets, end of period (000)	$93,427	$93,527	$98,300		$59,411	$40,999	$22,880

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.58%.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$45.31	$64.81	$55.33		$32.63	$31.83	$25.64

Net investment loss(a)	(0.13)	(0.30)	(0.28)		(0.22)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	2.56	(14.51)	12.67		23.43	1.20	8.25

Net increase (decrease) from investment operations	2.43	(14.81)	12.39		23.21	1.10	8.16

Distributions from net realized gain(b)	—	(4.69)	(2.91)		(0.51)	(0.30)	(1.97)

Net asset value, end of period	$47.74	$45.31	$64.81		$55.33	$32.63	$31.83

Total Return(c)
Based on net asset value	5.36%	(25.09)%	22.68	%(d)	72.07%	3.63%	34.02%

Ratios to Average Net Assets(e)

Total expenses	0.98%	0.94%	0.92	%(f)	0.98%	1.02%	1.10%

Total expenses after fees waived and/or reimbursed	0.92%	0.92%	0.92	%(f)	0.92%	0.92%	0.99%

Net investment loss	(0.30)%	(0.48)%	(0.66	)%(f)	(0.50)%	(0.32)%	(0.32)%

Supplemental Data
Net assets, end of period (000)	$2,316,550	$2,943,616	$4,958,187		$3,641,519	$1,033,286	$584,654

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$42.30	$60.86	$52.20		$30.88	$30.22		$24.44

Net investment loss(a)	(0.21)	(0.42)	(0.37)		(0.30)	(0.17)		(0.15)
Net realized and unrealized gain (loss)	2.36	(13.52)	11.94		22.13	1.13		7.85

Net increase (decrease) from investment operations	2.15	(13.94)	11.57		21.83	0.96		7.70

Distributions from net realized gain(b)	—	(4.62)	(2.91)		(0.51)	(0.30)		(1.92)

Net asset value, end of period	$44.45	$42.30	$60.86		$52.20	$30.88		$30.22

Total Return(c)
Based on net asset value	5.08%	(25.28)%	22.46	%(d)	71.68%	3.36%		33.74%

Ratios to Average Net Assets(e)

Total expenses	1.20%	1.19%	1.17	%(f)	1.19%	1.25	%(g)	1.37%

Total expenses after fees waived and/or reimbursed	1.17%	1.17%	1.16	%(f)	1.17%	1.17%		1.22%

Net investment loss	(0.55)%	(0.73)%	(0.90	)%(f)	(0.74)%	(0.57)%		(0.55)%

Supplemental Data
Net assets, end of period (000)	$47,332	$55,439	$83,886		$50,710	$20,429		$15,208

Portfolio turnover rate	39%	29%	25%		27%	33%		49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$41.27	$59.47	$51.06		$30.22	$29.58	$23.95

Net investment loss(a)	(0.21)	(0.41)	(0.36)		(0.29)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	2.31	(13.19)	11.68		21.64	1.11	7.69

Net increase (decrease) from investment operations	2.10	(13.60)	11.32		21.35	0.94	7.53

Distributions from net realized gain(b)	—	(4.60)	(2.91)		(0.51)	(0.30)	(1.90)

Net asset value, end of period	$43.37	$41.27	$59.47		$51.06	$30.22	$29.58

Total Return(c)
Based on net asset value	5.09%	(25.28)%	22.48	%(d)	71.65%	3.36%	33.70%

Ratios to Average Net Assets(e)

Total expenses	1.23%	1.21%	1.19	%(f)	1.25%	1.29%	1.38	%(g)

Total expenses after fees waived and/or reimbursed	1.17%	1.17%	1.17	%(f)	1.17%	1.17%	1.26%

Net investment loss	(0.54)%	(0.73)%	(0.91	)%(f)	(0.74)%	(0.58)%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$1,572,976	$1,695,648	$2,524,052		$1,773,399	$672,110	$627,626

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.37%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$33.17	$48.77	$42.52		$25.43	$25.13	$20.72

Net investment loss(a)	(0.40)	(0.68)	(0.54)		(0.48)	(0.32)	(0.31)
Net realized and unrealized gain (loss)	1.81	(10.52)	9.70		18.08	0.92	6.57

Net increase (decrease) from investment operations	1.41	(11.20)	9.16		17.60	0.60	6.26

Distributions from net realized gain(b)	—	(4.40)	(2.91)		(0.51)	(0.30)	(1.85)

Net asset value, end of period	$34.58	$33.17	$48.77		$42.52	$25.43	$25.13

Total Return(c)
Based on net asset value	4.25%	(25.81)%	21.89	%(d)	70.39%	2.60%	32.68%

Ratios to Average Net Assets(e)

Total expenses	1.98%	1.92%	1.91	%(f)	1.98%	2.02%	2.10	%(g)

Total expenses after fees waived and/or reimbursed	1.92%	1.91%	1.90	%(f)	1.92%	1.92%	2.01%

Net investment loss	(1.30)%	(1.47)%	(1.65	)%(f)	(1.49)%	(1.33)%	(1.34)%

Supplemental Data
Net assets, end of period (000)	$259,247	$291,802	$427,435		$317,792	$152,505	$142,942

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 2.09%.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Period from 12/10/19 to 09/30/20	(a)

Net asset value, beginning of period	$45.37	$64.89	$55.36		$34.59

Net investment loss(b)	(0.10)	(0.24)	(0.24)		(0.16)
Net realized and unrealized gain (loss)	2.56	(14.55)	12.68		20.93

Net increase (decrease) from investment operations	2.46	(14.79)	12.44		20.77

Distributions from net realized gain(c)	—	(4.73)	(2.91)		—

Net asset value, end of period	$47.83	$45.37	$64.89		$55.36

Total Return(d)
Based on net asset value	5.42%	(25.05)%	22.77	%(e)	60.05	%(e)

Ratios to Average Net Assets(f)

Total expenses	0.87%	0.84%	0.83	%(g)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.87%	0.83%	0.82	%(g)	0.86	%(g)

Net investment loss	(0.24)%	(0.38)%	(0.56	)%(g)	(0.46	)%(g)

Supplemental Data
Net assets, end of period (000)	$157,185	$135,879	$122,568		$75,426

Portfolio turnover rate	39%	29%	25%		27	%(h)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$41.44	$59.75	$51.37		$30.48	$29.90	$24.20

Net investment loss(a)	(0.30)	(0.56)	(0.46)		(0.38)	(0.24)	(0.23)
Net realized and unrealized gain (loss)	2.30	(13.25)	11.75		21.78	1.12	7.78

Net increase (decrease) from investment operations	2.00	(13.81)	11.29		21.40	0.88	7.55

Distributions from net realized gain(b)	—	(4.50)	(2.91)		(0.51)	(0.30)	(1.85)

Net asset value, end of period	$43.44	$41.44	$59.75		$51.37	$30.48	$29.90

Total Return(c)
Based on net asset value	4.83%	(25.47)%	22.28	%(d)	71.20%	3.12%	33.35%

Ratios to Average Net Assets(e)

Total expenses	1.58%	1.54%	1.50	%(f)	1.57%	1.60%	1.69%

Total expenses after fees waived and/or reimbursed	1.42%	1.42%	1.42	%(f)	1.42%	1.42%	1.53%

Net investment loss	(0.79)%	(0.98)%	(1.17	)%(f)	(0.99)%	(0.83)%	(0.87)%

Supplemental Data
Net assets, end of period (000)	$35,771	$35,001	$50,186		$38,907	$18,799	$13,577

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. BlackRock Capital Appreciation Fund, Inc. is the only series of the Corporation. BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund are series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Capital Appreciation Fund, Inc.	Capital Appreciation	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock Infrastructure Sustainable Opportunities Fund	Infrastructure Sustainable Opportunities	Non-Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

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Notes to Financial Statements   (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

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Notes to Financial Statements   (continued)

warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)

Health Sciences Opportunities
BNP Paribas SA	$117,876	$(117,876)	$—		$—
Goldman Sachs & Co. LLC	28,663,372	(28,663,372)	—		—
J.P. Morgan Securities LLC	7,370,217	(7,370,217)	—		—
Jefferies LLC	6,622,816	(6,622,816)	—		—
Morgan Stanley	3,752,397	(3,752,397)	—		—
Toronto-Dominion Bank	8,158	(8,158)	—		—

	$46,534,836	$(46,534,836)	$—		$—

Mid-Cap Growth Equity
BofA Securities, Inc.	$12,173,447	$(12,173,447)	$—		$—
Citigroup Global Markets, Inc.	19,140,008	(19,140,008)	—		—
Goldman Sachs & Co. LLC	57,703,288	(57,703,288)	—		—
J.P. Morgan Securities LLC	140,934,284	(140,934,284)	—		—
Morgan Stanley	9,627,785	(9,627,785)	—		—
State Street Bank & Trust Co.	579,787	(579,787)	—		—
Toronto-Dominion Bank	262,154	(262,154)	—		—

	$240,420,753	$(240,420,753)	$—		$—

Technology Opportunities
BofA Securities, Inc.	$220,408	$(220,408)	$—		$—
Citigroup Global Markets, Inc.	101,965,000	(101,965,000)	—		—
Goldman Sachs & Co. LLC	21,861,169	(21,861,169)	—		—
J.P. Morgan Securities LLC	5,176,367	(5,176,367)	—		—
Morgan Stanley	262,515	(262,515)	—		—
National Financial Services LLC	566,100	(566,100)	—		—
State Street Bank & Trust Co.	228,276	(228,276)	—		—
Toronto-Dominion Bank	15,830,192	(15,830,192)	—		—

	$146,110,027	$(146,110,027)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

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Notes to Financial Statements   (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

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Notes to Financial Statements   (continued)

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from a counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and with respect to Capital Appreciation, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Capital Appreciation
First $1 billion	0.650%
$1 billion - $1.5 billion	0.625
$1.5 billion - $5 billion	0.600
$5 billion - $7.5 billion	0.575
Greater than $7.5 billion	0.550

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Notes to Financial Statements   (continued)

Investment Advisory Fees
Average Daily Net Assets	Health Sciences Opportunities
First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
$3 billion - $10 billion	0.650
Greater than $10 billion	0.640

	Investment Advisory Fees
Average Daily Net Assets	Infrastructure Sustainable Opportunities	Technology Opportunities
First $1 billion	0.800%	0.820%
$1 billion - $3 billion	0.750	0.770
$3 billion - $5 billion	0.720	0.740
$5 billion - $10 billion	0.700	0.710
Greater than $10 billion	0.680	0.700

Investment Advisory Fees
Average Daily Net Assets	Mid-Cap Growth Equity
First $1 billion	0.700%
$1 billion - $3 billion	0.660
$3 billion - $5 billion	0.630
$5 billion - $10 billion	0.610
$10 billion - $18 billion	0.600
Greater than $18 billion	0.590

With respect to Infrastructure Sustainable Opportunities, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Fund for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Capital Appreciation	$—	$4,094,316	$395,612	$109,602	$4,599,530
Health Sciences Opportunities	87,902	7,576,046	4,762,148	1,258,610	13,684,706
Infrastructure Sustainable Opportunities	—	287	—	—	287
Mid-Cap Growth Equity	180,182	4,352,069	2,116,425	458,328	7,107,004
Technology Opportunities	116,560	3,700,536	2,495,564	160,716	6,473,376

Administration: The Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the

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Notes to Financial Statements   (continued)

Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Health Sciences Opportunities	$953,402	$7,033	$606,166	$95,312	$88,658	$50,349	$1,800,920
Infrastructure Sustainable Opportunities	20	—	23	—	1,741	—	1,784
Mid-Cap Growth Equity	1,179,241	14,426	348,412	42,378	880,452	18,337	2,483,246
Technology Opportunities	468,549	9,334	296,264	49,968	26,448	6,430	856,993

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total
Capital Appreciation	$120,129	$120,129

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$5,613	$—	$123,062	$10,468	$5,211	$421	$144,775
Health Sciences Opportunities	33,951	524	165,736	31,721	3,668	2,536	238,136
Infrastructure Sustainable Opportunities	96	—	51	—	101	—	248
Mid-Cap Growth Equity	46,157	579	109,348	14,170	22,743	1,952	194,949
Technology Opportunities	41,659	627	86,727	23,306	2,090	514	154,923

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$662,626	$—	$1,830,708	$77,015	$29,316	$48,832	$2,648,497
Health Sciences Opportunities	4,686,703	51,751	2,953,556	501,730	22,210	548,359	8,764,309
Infrastructure Sustainable Opportunities	199	—	54	—	121	—	374
Mid-Cap Growth Equity	8,723,690	112,939	3,172,356	277,674	471,610	204,842	12,963,111
Technology Opportunities	2,947,025	42,315	1,749,432	311,339	18,248	72,584	5,140,943

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Capital Appreciation	$34,608
Health Sciences Opportunities	74,660
Mid-Cap Growth Equity	49,993
Technology Opportunities	80,142

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Notes to Financial Statements   (continued)

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Investor A	$21,054	$16,706	$30,408	$54,895
Investor C	1,852	17,058	20,607	23,508

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation or the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived
Capital Appreciation	$25,336
Health Sciences Opportunities	99,438
Infrastructure Sustainable Opportunities	274
Mid-Cap Growth Equity	80,278
Technology Opportunities	22,147

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund (except Health Sciences Opportunities), the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Institutional	N/A	1.00%	0.80%	0.92%
Service	N/A	N/A	1.05	1.17
Investor A	N/A	1.25	1.05	1.17
Investor C	1.94%	N/A	1.80	1.92
Class K	0.72	0.95	0.75	0.87
Class R	N/A	N/A	1.30	1.42

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 (or June 30, 2033 with respect to Capital Appreciation), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2023, Infrastructure Sustainable Opportunities waived and/or reimbursed the Manager investment advisory fees and other expenses of $295,363, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$ 12	$ —	$ 10	$ —	$ 1,733	$ —	$ 1,755
Mid-Cap Growth Equity	1,179,241	14,426	348,412	37,596	—	18,337	1,598,012
Technology Opportunities	468,549	6,305	296,264	49,968	3,162	6,430	830,678

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$ 162	$ —	$ 30	$ —	$ 121	$ —	$ 313
Mid-Cap Growth Equity	1,353,292	22,638	994,509	16,816	—	90,075	2,477,330
Technology Opportunities	1,001,170	6,522	516,817	101,795	—	45,788	1,672,092

Infrastructure Sustainable Opportunities also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the year ended May 31, 2023, the amount was $3,772.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements   (continued)

With respect to the contractual expense limitation of Infrastructure Sustainable Opportunities, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective September 30, 2028 the repayment arrangement between the Fund and the Manager pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
Fund Name/Fund Level/Share Class	2024	2025
Infrastructure Sustainable Opportunities
Fund Level	$198,233	$299,135
Institutional	153	174
Investor A	151	40
Class K	1,479	1,854

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities retain 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Infrastructure Sustainable Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Infrastructure Sustainable Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Capital Appreciation	$10,079
Health Sciences Opportunities	358,016
Infrastructure Sustainable Opportunities	137
Mid-Cap Growth Equity	212,363
Technology Opportunities	207,798

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Capital Appreciation and Infrastructure Sustainable Opportunities may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the

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Notes to Financial Statements   (continued)

extent permitted by Capital Appreciation’s and Infrastructure Sustainable Opportunities’s investment policies and restrictions. Capital Appreciation is currently permitted to borrow under the Interfund Lending Program. In addition, Infrastructure Sustainable Opportunities is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, Capital Appreciation and Infrastructure Sustainable Opportunities did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Capital Appreciation	$1,294,400,531	$1,777,167,092
Health Sciences Opportunities	2,582,899,233	3,593,646,981
Infrastructure Sustainable Opportunities	8,812,222	9,606,641
Mid-Cap Growth Equity	5,624,774,503	7,776,643,792
Technology Opportunities	1,660,963,931	2,550,886,342

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to net operating losses and non-deductible expenses were reclassified to the following accounts:

	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Paid-in capital	$(5,038,821)	$(16,780)	$(67,647,963)	$(29,993,093)
Accumulated earnings (loss)	5,038,821	16,780	67,647,963	29,993,093

The tax character of distributions paid was as follows:

	Period	Capital Appreciation	Health Sciences Opportunities	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Ordinary income	05/31/23	$—	$40,237,395	$386,128	$—	$—
	05/31/22	57,463,690	162,713,719	78,182	93,002,830	47,451,363
Long-term capital gains	05/31/23	248,072,015	628,590,098	664	—	—
	05/31/22	523,109,725	807,323,848	—	809,564,976	580,844,171

Total	05/31/23	$248,072,015	$668,827,493	$386,792	$—	$—

	05/31/22	$580,573,415	$970,037,567	$78,182	$902,567,806	$628,295,534

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

As of May 31, 2023, the tax components of accumulated net earnings were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed long-term capital gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total

Capital Appreciation	$—	$55,340,065	$—	$1,338,673,363	$(1,852,224)	$1,392,161,204
Health Sciences Opportunities	—	168,726,898	—	2,839,760,704	(70,936)	3,008,416,666
Infrastructure Sustainable Opportunities	98,390	—	(618,241)	(383,510)	—	(903,361)
Mid-Cap Growth Equity	—	—	(2,288,206,843)	2,161,394,701	(20,531,216)	(147,343,358)
Technology Opportunities	—	—	(710,037,033)	1,713,520,332	(7,766,600)	995,716,699

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the accounting for swap agreements, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Capital Appreciation	$1,776,631,680	$1,452,743,464	$(114,070,929)	$1,338,672,535
Health Sciences Opportunities	5,658,864,722	3,073,789,972	(237,063,689)	2,836,726,283
Infrastructure Sustainable Opportunities	9,261,081	379,682	(763,028)	(383,346)
Mid-Cap Growth Equity	9,642,643,172	3,016,249,961	(865,686,216)	2,150,563,745
Technology Opportunities	2,828,995,503	1,769,497,434	(59,157,821)	1,710,339,613

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant

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Notes to Financial Statements   (continued)

increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation
Institutional
Shares sold	5,716,023	$157,957,646	9,077,631	$365,178,278
Shares issued in reinvestment of distributions	1,893,570	51,954,274	2,208,629	96,052,412
Shares redeemed	(15,681,629)	(435,307,849)	(6,557,549)	(268,772,260)

	(8,072,036)	$(225,395,929)	4,728,711	$192,458,430

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation (continued)
Investor A
Shares sold and automatic conversion of shares	3,941,330	$97,836,995	6,420,981	$239,225,888
Shares issued in reinvestment of distributions	5,278,960	127,222,770	6,684,788	259,138,163
Shares redeemed	(13,077,008)	(322,318,537)	(12,580,937)	(465,390,868)

	(3,856,718)	$(97,258,772)	524,832	$32,973,183

Investor C
Shares sold	295,401	$4,190,433	417,400	$9,523,681
Shares issued in reinvestment of distributions	415,970	5,707,720	559,182	13,320,882
Shares redeemed and automatic conversion of shares	(1,003,070)	(14,231,042)	(987,837)	(22,223,382)

	(291,699)	$(4,332,889)	(11,255)	$621,181

Class K
Shares sold	2,780,441	$79,543,996	2,650,053	$110,099,487
Shares issued in reinvestment of distributions	1,501,046	41,578,344	2,255,335	99,168,670
Shares redeemed	(4,141,499)	(118,871,975)	(4,243,421)	(179,618,463)

	139,988	$2,250,365	661,967	$29,649,694

Class R
Shares sold	204,059	$3,695,774	257,323	$7,134,270
Shares issued in reinvestment of distributions	142,318	2,473,411	197,158	5,739,257
Shares redeemed	(310,598)	(5,527,276)	(521,347)	(14,052,755)

	35,779	$641,909	(66,866)	$(1,179,228)

	(12,044,686)	$(324,095,316)	5,837,389	$254,523,260

Health Sciences Opportunities
Institutional
Shares sold	11,197,111	$765,047,695	13,550,039	$1,054,458,394
Shares issued in reinvestment of distributions	5,046,141	332,953,033	5,984,415	466,096,116
Shares redeemed	(21,662,089)	(1,475,511,418)	(22,567,955)	(1,745,432,325)

	(5,418,837)	$(377,510,690)	(3,033,501)	$(224,877,815)

Service
Shares sold	57,200	$3,684,661	49,458	$3,664,984
Shares issued in reinvestment of distributions	40,955	2,542,243	51,296	3,778,993
Shares redeemed	(122,578)	(7,895,488)	(127,959)	(9,488,827)

	(24,423)	$(1,668,584)	(27,205)	$(2,044,850)

Investor A
Shares sold and automatic conversion of shares	4,334,203	$278,606,468	5,392,110	$397,992,758
Shares issued in reinvestment of distributions	3,522,117	217,567,391	3,792,616	278,689,830
Shares redeemed	(9,621,175)	(618,119,887)	(7,954,173)	(581,723,514)

	(1,764,855)	$(121,946,028)	1,230,553	$94,959,074

Investor C
Shares sold	537,584	$28,698,873	836,719	$53,237,828
Shares issued in reinvestment of distributions	832,560	42,677,038	1,004,187	62,580,022
Shares redeemed and automatic conversion of shares	(3,241,641)	(172,577,850)	(3,233,983)	(201,419,358)

	(1,871,497)	$(101,201,939)	(1,393,077)	$(85,601,508)

Class K
Shares sold	2,134,729	$147,417,118	1,698,513	$133,270,886
Shares issued in reinvestment of distributions	470,645	31,121,552	561,988	43,729,235
Shares redeemed	(1,551,519)	(105,963,545)	(1,876,019)	(144,869,125)

	1,053,855	$72,575,125	384,482	$32,130,996

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Health Sciences Opportunities (continued)
Class R
Shares sold	260,827	$16,205,620	359,301	$26,082,993
Shares issued in reinvestment of distributions	305,568	18,277,362	357,082	25,476,530
Shares redeemed	(662,105)	(41,318,683)	(572,860)	(40,780,069)

	(95,710)	$(6,835,701)	143,523	$10,779,454

	(8,121,467)	$(536,587,817)	(2,695,225)	$(174,654,649)

Infrastructure Sustainable Opportunities
Institutional
Shares sold	664	$5,769	11,003	$110,051	(a)
Shares issued in reinvestment of distributions	32	282	—	2	(a)
Shares redeemed	(133)	(1,200)	(320)	(3,269	)(a)

	563	$4,851	10,683	$106,784

Investor A
Shares sold	6,368	$57,649	10,952	$109,812	(a)
Shares issued in reinvestment of distributions	38	332	—	—
Shares redeemed	(54)	(495)	—	—

	6,352	$57,486	10,952	$109,812

Class K
Shares sold	189	$1,620	980,348	$9,803,544	(a)
Shares issued in reinvestment of distributions	16	142	—	—

	205	$1,762	980,348	$9,803,544

	7,120	$64,099	1,001,983	$10,020,140

Mid-Cap Growth Equity
Institutional
Shares sold	47,917,656	$1,524,488,005	84,092,051	$3,672,781,183
Shares issued in reinvestment of distributions	—	—	9,954,734	462,557,816
Shares redeemed	(103,429,603)	(3,263,321,983)	(79,453,974)	(3,261,438,913)

	(55,511,947)	$(1,738,833,978)	14,592,811	$873,900,086

Service
Shares sold	350,535	$9,881,277	854,941	$34,641,736
Shares issued in reinvestment of distributions	—	—	146,401	6,102,842
Shares redeemed	(975,944)	(27,755,309)	(771,097)	(29,078,865)

	(625,409)	$(17,874,032)	230,245	$11,665,713

Investor A
Shares sold and automatic conversion of shares	7,397,275	$201,630,334	16,857,882	$647,069,791
Shares issued in reinvestment of distributions	—	—	3,734,682	148,274,848
Shares redeemed	(17,049,170)	(459,100,473)	(17,401,969)	(628,539,903)

	(9,651,895)	$(257,470,139)	3,190,595	$166,804,736

Investor C
Shares sold	596,600	$12,112,431	1,829,067	$53,618,549
Shares issued in reinvestment of distributions	—	—	850,190	25,522,539
Shares redeemed and automatic conversion of shares	(2,806,057)	(56,412,228)	(2,880,629)	(78,703,717)

	(2,209,457)	$(44,299,797)	(201,372)	$437,371

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Mid-Cap Growth Equity (continued)
Class K
Shares sold	43,394,126	$1,373,927,107	75,010,864	$3,289,871,678
Shares issued in reinvestment of distributions	—	—	4,431,881	206,797,826
Shares redeemed	(47,704,012)	(1,522,478,195)	(26,364,924)	(1,103,248,628)

	(4,309,886)	$(148,551,088)	53,077,821	$2,393,420,876

Class R
Shares sold	880,078	$23,445,508	1,783,479	$68,929,237
Shares issued in reinvestment of distributions	—	—	161,778	6,297,421
Shares redeemed	(862,426)	(22,678,994)	(1,059,950)	(37,561,892)

	17,652	$766,514	885,307	$37,664,766

	(72,290,942)	$(2,206,262,520)	71,775,407	$3,483,893,548

Technology Opportunities
Institutional
Shares sold	16,615,851	$696,225,151	28,834,284	$1,778,526,131
Shares issued in reinvestment of distributions	—	—	5,074,418	339,300,116
Shares redeemed	(33,058,906)	(1,373,686,694)	(45,442,662)	(2,648,038,246)

	(16,443,055)	$(677,461,543)	(11,533,960)	$(530,211,999)

Service
Shares sold	171,238	$6,686,958	499,665	$29,601,143
Shares issued in reinvestment of distributions	—	—	98,949	6,194,905
Shares redeemed	(417,065)	(16,352,892)	(666,323)	(39,672,879)

	(245,827)	$(9,665,934)	(67,709)	$(3,876,831)

Investor A
Shares sold and automatic conversion of shares	4,850,581	$188,138,502	10,281,016	$602,060,939
Shares issued in reinvestment of distributions	—	—	3,054,990	186,654,164
Shares redeemed	(9,667,118)	(366,443,166)	(14,692,026)	(808,237,783)

	(4,816,537)	$(178,304,664)	(1,356,020)	$(19,522,680)

Investor C
Shares sold	705,328	$21,723,660	1,380,731	$64,636,301
Shares issued in reinvestment of distributions	—	—	764,535	37,880,552
Shares redeemed and automatic conversion of shares	(2,005,673)	(60,699,308)	(2,113,452)	(92,040,047)

	(1,300,345)	$(38,975,648)	31,814	$10,476,806

Class K
Shares sold	1,866,384	$77,400,205	3,720,630	$244,270,015
Shares issued in reinvestment of distributions	—	—	207,785	13,921,146
Shares redeemed	(1,574,873)	(65,635,026)	(2,822,714)	(151,390,233)

	291,511	$11,765,179	1,105,701	$106,800,928

Class R
Shares sold	250,388	$9,664,993	320,513	$17,676,525
Shares issued in reinvestment of distributions	—	—	61,453	3,776,895
Shares redeemed	(271,520)	(10,425,495)	(377,386)	(20,691,562)

	(21,132)	$(760,502)	4,580	$761,858

	(22,535,385)	$(893,403,112)	(11,815,594)	$(435,571,918)

(a)	For the period from September 30, 2021 (commencement of operations) to May 31, 2022.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

As of May 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Infrastructure Sustainable Opportunities	Technology Opportunities
Institutional	10,000	—
Investor A	10,000	—
Class K	980,000	8,673

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Capital Appreciation Fund, Inc., and the Shareholders of BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund, and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, and the statements of changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Technology Opportunities Fund	For each of the two years in the period ended May 31, 2023	For each of the two years in the period ended May 31, 2023, for the period from October 1, 2020 through May 31, 2021, and for each of the three years in the period ended September 30, 2020
BlackRock Infrastructure Sustainable Opportunities Fund	For the year ended May 31, 2023, and for the period from September 30, 2021 (commencement of operations) through May 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated is qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

Health Sciences Opportunities	$112,815,584
Infrastructure Sustainable Opportunities	192,218

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Capital Appreciation	$248,072,015
Health Sciences Opportunities	628,590,098
Infrastructure Sustainable Opportunities	664

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Infrastructure Sustainable Opportunities	$98,035	$ 23,027

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

Health Sciences Opportunities	$199,257
Infrastructure Sustainable Opportunities	1,811

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Health Sciences Opportunities	100.00%
Infrastructure Sustainable Opportunities	28.57

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

Health Sciences Opportunities	$848,274
Infrastructure Sustainable Opportunities	7,712

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends	Qualified Short-Term Capital Gains

Health Sciences Opportunities	$848,274	$ —
Infrastructure Sustainable Opportunities	7,712	255,164

I M P O R T A N T T A X I N F O R M A T I O N	95

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock Technology Opportunities Fund (“Technology Opportunities Fund”) and BlackRock Infrastructure Sustainable Opportunities Fund (“Infrastructure Sustainable Opportunities Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. The Board of Directors of the Trust also considered the approval to continue the sub-advisory agreement (the “Infrastructure Sustainable Opportunities Fund BSL Sub-Advisory Agreement”) between the Manager and BlackRock (Singapore) Limited (“BSL”) and the sub-advisory agreement (the “Infrastructure Sustainable Opportunities Fund BIL Sub-Advisory Agreement” and, together with the Infrastructure Sustainable Opportunities Fund BSL Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (“BIL” and, together with BSL, the “Sub-Advisors”), each with respect to Infrastructure Sustainable Opportunities Fund.

The Board of Directors of BlackRock Capital Appreciation Fund, Inc. (the “Corporation” or “Capital Appreciation Fund”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation and the Manager, its investment advisor.

Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio, Technology Opportunity Fund, Infrastructure Sustainable Opportunities Fund and Capital Appreciation Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement, the Sub-Advisory Agreements and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Boards assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, considered information that was relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s and the Fund’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

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Disclosure of Investment Advisory Agreements   (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to Infrastructure Sustainable Opportunities Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit Infrastructure Sustainable Opportunities Fund and its shareholders.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the applicable Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the applicable Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the second, second and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	97

Disclosure of Investment Advisory Agreements   (continued)

The Board of the Trust noted that for the one-, three- and five-year periods reported, Technology Opportunities Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the fourth, fourth and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board of the Trust noted that for each of the one-year and since-inception periods reported, Infrastructure Sustainable Opportunities Fund ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by the absence of traditional fossil fuel energy stocks. These traditional energy stocks do not form part of the Fund’s investment universe. Since the MSCI energy sector was up over 47% over the one-year period, this was significant contributor to positive for strategies which include these as part of their universe and led a performance drag versus peers. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Capital Appreciation Fund ranked in the fourth, fourth and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by significant style factor rotation in 2021 and early 2022 out of growth and momentum and into value. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Corporation noted that Capital Appreciation Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board of the Trust noted that Infrastructure Sustainable Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

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Disclosure of Investment Advisory Agreements   (continued)

The Board of the Trust noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Trust noted that Technology Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Trust noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of (i) the Trust Advisory Agreement between the Manager and the Trust, on behalf of Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio, Technology Opportunity Fund and Infrastructure Sustainable Opportunities Fund; and (ii) the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to Infrastructure Sustainable Opportunities Fund, each for a one-year term ending June 30, 2024.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Capital Appreciation Fund, for a one-year term ending June 30, 2024.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	99

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Public Company and Other Investment Company Directorships Held During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015 for the Trust; since 2019 for Capital Appreciation)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2015 for the Trust; since 2019 for Capital Appreciation)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019 for the Trust; since 2016 for Capital Appreciation)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Public Company and Other Investment Company Directorships Held During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2019 for the Trust; since 2016 for Capital Appreciation)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019 for the Trust; since 2015 for Capital Appreciation)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair,Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	101

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Public Company and Other Investment Company Directorships Held During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management,LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018 for the Trust; since 2015 for Capital Appreciation)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

With respect to Capital Appreciation, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removalas provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to all the Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

With respect to Capital Appreciation, following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016. With respect to Infrastructure Sustainable Opportunities, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust and the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	103

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President of the Trust (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Corporation/Trust serve at the pleasure of the Board.

Further information about the Corporation’s/Trust’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Corporation and Trustee of the Trust.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Corporation/Trust.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	105

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Advisers(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom

Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Transfer Agent	Address of the Corporation/Trust
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

(a) For BlackRock Infrastructure Sustainable Opportunities Fund.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVR	Contingent Value Rights

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	107

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-5/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$29,988	$29,694	$213	$207	$14,700	$14,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$14,913	$15,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: July 21, 2023